UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06241

Loomis Sayles Funds I

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Loomis Sayles Bond Fund

Loomis Sayles Investment Grade Fixed Income Fund

Annual Report

December 31, 2020

TABLE OF CONTENTS

Portfolio Review	1

Portfolio of Investments	9

Financial Statements	26

Notes to Financial Statements	33

LOOMIS SAYLES BOND FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Institutional Class	LSBDX

Daniel J. Fuss, CFA®, CIC*	Retail Class	LSBRX

Brian P. Kennedy	Admin Class	LBFAX

Elaine M. Stokes	Class N	LSBNX

*	Effective March 1, 2021, Daniel J. Fuss will no longer be portfolio manager of the Fund.

Investment Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Market Conditions

Investors’ appetite for risk surged in the fourth quarter, which contributed to a broad range of nearly all positive returns across credit asset classes. In early November, investors were treated to the long-awaited news that coronavirus vaccines were effective and would soon become available to the public. The prospect of a gradual return to normal economic conditions in 2021 allowed market participants to look beyond recent adverse headlines, including the emergence of a new strain of the virus, ongoing Brexit negotiations, and a slowdown in the economic recovery. Investors instead were focused on and encouraged by the US Federal Reserve (Fed) statements indicating its intention to keep short-term interest rates near zero for a multiyear period. Not least, the resolution to the US election removed a factor that had weighed on sentiment in early autumn.

The developments mentioned above acted as a headwind for the Treasury market. While short-term yields were largely unchanged due to the steady outlook for Fed policy, longer-term yields rose (as prices fell). With Treasurys already having rallied significantly in the first nine months of the year, there was little room for further improvement – particularly in light of rising estimates for both economic growth and inflation in 2021. In addition, demand for “safe haven” assets was muted due to generally positive headlines.

Investment-grade corporate bonds delivered sizable outperformance in the quarter, closing out an impressive year. The combination of an improving credit outlook and stable Fed policy prompted investors to move further out on the risk spectrum in search of more attractive yields.

High yield corporate issues performed very well and finished as the best performing major segment of the bond market for the quarter. Yield spreads – the difference between yields on below investment-grade debt and Treasurys of similar maturities – declined to a level close to where they stood in February prior to the selloff associated with Covid-19.

Securitized assets – including mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) – outperformed Treasurys but trailed both corporates and high yield. The category benefited from the same search for yield that aided other credit-sensitive segments of the fixed-income market, with CMBS outpacing ABS and MBS, respectively.

Emerging market bonds also moved higher in the quarter, with the bulk of the gain occurring in November and December. The asset class made up all of the ground it lost in the February-March selloff, allowing it to finish the full year firmly in positive territory. Emerging-markets debt was boosted by the combination of the “risk-on” environment, rising commodity prices and the persistent weakness in the US dollar.

Performance Results1

For the three months ended December 31, 2020, Institutional Class shares of the Loomis Sayles Bond Fund returned 5.35% at net asset value. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index, which returned 0.82%.

[1]	Effective December 2, 2020, the Board of Trustees approved a change in the fiscal year-end of the Fund from September 30 to December 31. The Fund performance provided in this section reflects the three-month fiscal period ended December 31, 2020.

1  |

Explanation of Fund Performance

Markets finished the year on a positive note as a Covid-19 vaccine was approved and distribution began on a global scale. Credit sectors continued to perform well under these conditions. The Fund’s exposure to high yield corporate credit was the biggest contributor to relative return, largely driven by energy and finance company holdings. Exposure to non-US-dollar securities, particularly those denominated in the Mexican peso, also helped performance during the period. Within equities, allocations to the consumer cyclical, consumer non-cyclical and technology sectors generated positive relative performance as stock markets posted strong gains for the quarter.

An underweight to emerging market credit detracted modestly from relative performance during the quarter.

Outlook

Looking ahead to the upcoming year, there are a number of structural economic factors in place that pose risks to our market outlook, including the ongoing impact of the pandemic, further delay in reaching a fiscal package and any resurgence of trade tensions between the US and China. That said, we are optimistic that economic conditions could continue to show improvement over the next year. This view is reflected in current market prices and appears to be shared by the consensus.

While the recent rise in coronavirus cases has led to renewed containment measures across the US, the likelihood of a vaccine has been priced into markets along with expectations for a fiscal package to arrive in the first quarter of the year. These measures help give us some confidence that the economic recovery could continue to show steady, if uneven, progress. GDP growth rebounded from the steep declines last year and we expect this trend to continue into 2021.

We anticipate limited changes in monetary policy, with the Fed likely maintaining its zero interest rate policy until at least 2023. The Fed has also indicated that full employment and longer-term inflation averages are additional factors in considering any future rate hikes. This accommodative stance should continue to boost investor confidence and demand for yield in a low global rate environment. In addition, we believe the overall health of the consumer, strong housing market and expected inventory rebuilding provide support to our outlook.

The credit markets have been progressing through the cycle,2 and we believe there are increasing signs of a shift towards recovery with corporate profits rebounding, easy monetary policy, balance sheet improvement and potential for large-scale vaccine distribution.

We have been maintaining a balance of liquidity, diversification and risk exposure in our portfolios. Within our credit allocation, we continue to focus on areas where we still see value based on our fundamental research. We are specifically focused on some of the sectors that were hardest hit by the pandemic including the transportation, recreational and hospitality industries. These areas of the economy include credits that have been cheap for their rating, have been able to access the capital markets for liquidity and are likely in a good position to benefit from the recovery.

Despite the higher valuations, we believe there are still selective opportunities in both the investment grade and high yield corporate sectors. Spreads have compressed but can potentially tighten further on improving fundamentals. We are selectively adding corporate credit, particularly in areas of the market that have lagged the recovery.

Our emerging market allocation largely represents US dollar-pay exposure to high quality securities with strong balance sheets and currently attractive real yields. We are holding little foreign currency but continue to evaluate opportunities in markets outside the US as we look for clarity on the outlook for global growth.

Market conditions in the past year have highlighted the notion that investors tend to overreact. The speed and severity of the recession and subsequent sharp rebound were unexpected, but also presented some favorable investment opportunities. These developments have served to reinforce our investment philosophy that markets are highly inefficient in the short term. We believe that we were able to capitalize on these developments in 2020 and that our portfolios are well-positioned to benefit from the expected economic growth and recovery in the new year.

During periods in which the US dollar appreciates relative to foreign currencies, Funds that hold non-US-dollar-denominated bonds may realize currency losses in connection with the maturity or sale of certain bonds. These losses impact a Fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the Fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a Fund has available to distribute, even though these bonds continue to generate coupon income.

Fund officers have analyzed the Fund’s current portfolio of investments, realized currency gains and losses, schedule of maturities, and the corresponding amounts of unrealized currency losses that may become realized during the 2021 fiscal year. This analysis is performed regularly to determine how realized currency losses will impact periodic ordinary income distributions for the Fund. Based on the limited foreign currency exposures held by the Fund on the most recent quarterly analysis (as of December 31, 2020), Fund officers do not anticipate realized currency losses will have an impact on the distributions in the 2021 fiscal year. This analysis is based on certain assumptions including, but not limited to, the level of foreign currency exchange rates, security prices, interest rates, the Fund adviser’s ability to manage realized currency losses, and the net asset level of the Fund. Changes to these assumptions could materially impact the analysis and the amounts of future Fund distributions. Fund officers will continue to monitor these amounts on a regular basis and take the necessary actions required to manage the Fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

[2]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

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LOOMIS SAYLES BOND FUND

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

December 31, 2010 through December 31, 20202

Average Annual Total Returns — December 31, 20202

						Expense Ratios[3]
	3 Months	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Institutional Class (Inception 5/16/91)	5.35%	2.14%	5.26%	4.78%	—%	0.67%	0.67%

Retail Class (Inception 12/31/96)	5.31	1.89	5.00	4.50	—	0.92	0.92

Admin Class (Inception 1/2/98)	5.26	1.63	4.75	4.24	—	1.17	1.17

Class N (Inception 2/1/13)	5.45	2.21	5.36	—	3.55	0.59	0.59

Comparative Performance
Bloomberg Barclays U.S. Government/Credit Bond Index[1]	0.82	8.93	4.98	4.19	3.70

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Barclays Capital. The U.S. Government/Credit Bond Index includes investment grade, U.S. dollar-denominated, fixed rate Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporate securities. The U.S. Government/Credit Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the U.S. Aggregate Index.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

3  |

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Institutional Class	LSIGX

Daniel J. Fuss, CFA®, CIC*

Brian P. Kennedy

Elaine M. Stokes

*	Effective March 1, 2021, Daniel J. Fuss will no longer be portfolio manager of the Fund.

Investment Objective

The Fund’s investment objective is above-average total investment return through a combination of current income and capital appreciation.

Market Conditions

Investors’ appetite for risk surged in the fourth quarter, which contributed to a broad range of nearly all positive returns across credit asset classes. In early November, investors were treated to the long-awaited news that coronavirus vaccines were effective and would soon become available to the public. The prospect of a gradual return to normal economic conditions in 2021 allowed market participants to look beyond recent adverse headlines, including the emergence of a new strain of the virus, ongoing Brexit negotiations, and a slowdown in the economic recovery. Investors instead were focused on and encouraged by the US Federal Reserve (Fed) statements indicating its intention to keep short-term interest rates near zero for a multiyear period. Not least, the resolution to the US election removed a factor that had weighed on sentiment in early autumn.

The developments mentioned above acted as a headwind for the Treasury market. While short-term yields were largely unchanged due to the steady outlook for Fed policy, longer-term yields rose (as prices fell). With Treasurys already having rallied significantly in the first nine months of the year, there was little room for further improvement – particularly in light of rising estimates for both economic growth and inflation in 2021. In addition, demand for “safe haven” assets was muted due to generally positive headlines.

Investment-grade corporate bonds delivered sizable outperformance in the quarter, closing out an impressive year. The combination of an improving credit outlook and stable Fed policy prompted investors to move further out on the risk spectrum in search of more attractive yields.

High yield corporate issues performed very well and finished as the best performing major segment of the bond market for the quarter. Yield spreads – the difference between yields on below investment-grade debt and Treasurys of similar maturities – declined to a level close to where they stood in February prior to the selloff associated with Covid-19.

Securitized assets – including mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) – outperformed Treasurys but trailed both corporates and high yield. The category benefited from the same search for yield that aided other credit-sensitive segments of the fixed-income market, with CMBS outpacing ABS and MBS, respectively.

Emerging market bonds also moved higher in the quarter, with the bulk of the gain occurring in November and December. The asset class made up all of the ground it lost in the February-March selloff, allowing it to finish the full year firmly in positive territory. Emerging-markets debt was boosted by the combination of the “risk-on” environment, rising commodity prices and the persistent weakness in the US dollar.

Performance Results1

For the three months ended December 31, 2020, Institutional Class shares of the Loomis Sayles Investment Grade Fixed Income Fund returned 4.38% at net asset value. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index, which returned 0.82%.

Explanation of Fund Performance

Markets finished the year on a positive note as a Covid-19 vaccine was approved and distribution began on a global scale. Credit sectors continued to perform well under these conditions. The Fund’s exposure to high yield corporate credit was the biggest contributor to relative return, largely driven by consumer cyclical and transportation holdings. Selected insurance, finance company and consumer cyclical names within investment grade corporate credit were beneficial as well. Exposure to non-US-dollar securities, particularly those denominated in the Mexican peso, also helped performance during the period. Within equities, an allocation to the technology sector generated positive relative performance as stock markets posted strong gains for the quarter.

[1]	Effective December 2, 2020, the Board of Trustees approved a change in the fiscal year-end of the Fund from September 30 to December 31. The Fund performance provided in this section reflects the three-month fiscal period ended December 31, 2020.

|  4

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Holdings of defensive, reserve-like positions detracted marginally from performance.

Outlook

Looking ahead to the upcoming year, there are a number of structural economic factors in place that pose risks to our market outlook, including the ongoing impact of the pandemic, further delay in reaching a fiscal package and any resurgence of trade tensions between the US and China. That said, we are optimistic that economic conditions could continue to show improvement over the next year. This view is reflected in current market prices and appears to be shared by the consensus.

While the recent rise in coronavirus cases has led to renewed containment measures across the US, the likelihood of a vaccine has been priced into markets along with expectations for a fiscal package to arrive in the first quarter of the year. These measures help give us some confidence that the economic recovery could continue to show steady, if uneven, progress. GDP growth rebounded from the steep declines last year and we expect this trend to continue into 2021.

We anticipate limited changes in monetary policy, with the Fed likely maintaining its zero interest rate policy until at least 2023. The Fed has also indicated that full employment and longer-term inflation averages are additional factors in considering any future rate hikes. This accommodative stance should continue to boost investor confidence and demand for yield in a low global rate environment. In addition, we believe the overall health of the consumer, strong housing market and expected inventory rebuilding provide support to our outlook.

The credit markets have been progressing through the cycle,2 and we believe there are increasing signs of a shift towards recovery with corporate profits rebounding, easy monetary policy, balance sheet improvement and potential for large-scale vaccine distribution.

We have been maintaining a balance of liquidity, diversification and risk exposure in our portfolios. Within our credit allocation, we continue to focus on areas where we still see value based on our fundamental research. We are specifically focused on some of the sectors that were hardest hit by the pandemic including the transportation, recreational and hospitality industries. These areas of the economy include credits that have been cheap for their rating, have been able to access the capital markets for liquidity and are likely in a good position to benefit from the recovery.

Despite the higher valuations, we believe there are still selective opportunities in both the investment grade and high yield corporate sectors. Spreads have compressed but can potentially tighten further on improving fundamentals. We are selectively adding corporate credit, particularly in areas of the market that have lagged the recovery.

Our emerging market allocation largely represents US dollar-pay exposure to high quality securities with strong balance sheets and currently attractive real yields. We are holding little foreign currency but continue to evaluate opportunities in markets outside the US as we look for clarity on the outlook for global growth.

Market conditions in the past year have highlighted the notion that investors tend to overreact. The speed and severity of the recession and subsequent sharp rebound were unexpected, but also presented some favorable investment opportunities. These developments have served to reinforce our investment philosophy that markets are highly inefficient in the short term. We believe that we were able to capitalize on these developments in 2020 and that our portfolios are well-positioned to benefit from the expected economic growth and recovery in the new year.

During periods in which the US dollar appreciates relative to foreign currencies, Funds that hold non-US-dollar-denominated bonds may realize currency losses in connection with the maturity or sale of certain bonds. These losses impact a Fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the Fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a Fund has available to distribute, even though these bonds continue to generate coupon income.

Fund officers have analyzed the Fund’s current portfolio of investments, realized currency gains and losses, schedule of maturities, and the corresponding amounts of unrealized currency losses that may become realized during the 2021 fiscal year. This analysis is performed regularly to determine how realized currency losses will impact periodic ordinary income distributions for the Fund. Based on the limited foreign currency exposures held by the Fund on the most recent quarterly analysis (as of December 31, 2020), Fund officers do not anticipate realized currency losses will have an impact on the distributions in the 2021 fiscal year. This analysis is based on certain assumptions including, but not limited to the level of foreign currency exchange rates, security prices, interest rates, the Fund adviser’s ability to manage realized currency losses, and the net asset level of the Fund. Changes to these assumptions could materially impact the analysis and the amounts of future Fund distributions. Fund officers will continue to monitor these amounts on a regular basis and take the necessary actions required to manage the Fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

[2]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

5  |

Hypothetical Growth of $3,000,000 Investment in Institutional Class Shares

December 31, 2010 through December 31, 20202

Average Annual Total Returns — December 31, 20202

					Expense Ratios[3]
	3 Months	1 Year	5 Years	10 Years	Gross	Net

Institutional Class (Inception 7/1/94)	4.38%	7.19%	5.78%	4.77%	0.50%	0.50%

Comparative Performance
Bloomberg Barclays U.S. Government/Credit Bond Index[1]	0.82	8.93	4.98	4.19

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Barclays Capital. The U.S. Government/Credit Bond Index includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporate securities. The U.S. Government/Credit Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the Bloomberg Barclays U.S. Aggregate Index.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  6

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Fund’s proxy voting policies and procedures is available without charge upon request, by calling Loomis Sayles Funds at 800-633-3330; on the Fund’s website at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and the SEC’s website.

Quarterly Portfolio Schedules

The Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at loomissayles.com. A hard copy may be requested from the Fund at no charge by calling 800-225-5478.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2020 through December 31, 2020. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

7  |

Loomis Sayles Bond Fund

Institutional Class	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period** 7/1/2020 – 12/31/2020
Actual	$1,000.00	$1,084.20	$3.52
Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$3.41

Retail Class
Actual	$1,000.00	$1,083.20	$4.83
Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69

Admin Class
Actual	$1,000.00	$1,081.40	$6.14
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96

Class N
Actual	$1,000.00	$1,084.60	$3.15
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06

* Expenses are equal to the Fund’s annualized expense ratio: 0.67%, 0.92%, 1.17% and 0.60% for Institutional Class, Retail Class, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

Loomis Sayles Investment Grade Fixed Income Fund

Institutional Class	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period* 7/1/2020 – 12/31/2020
Actual	$1,000.00	$1,083.80	$2.84
Hypothetical (5% return before expenses)	$1,000.00	$1,022.48	$2.75

* Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.54%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

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Portfolio of Investments – as of December 31, 2020

Loomis Sayles Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 75.6% of Net Assets

Non-Convertible Bonds – 70.2%

	ABS Home Equity – 0.1%
$12,639,575	Legacy Mortgage Asset Trust, Series 2018-GS2, Class A1, 4.000%, 4/25/2058, 144A(a)	$12,721,534

	ABS Other – 0.3%
21,324,711	FAN Engine Securitization Ltd., Series 2013-1A, Class 1A, 4.625%, 10/15/2043, 144A(b)(c)(d)	11,728,591
20,921,895	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(b)(c)(e)(f)	7,061,349
9,492,593	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(b)(c)(e)(f)	1,283,209
32,585,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(b)(c)(e)(f)(g)	—
7,237,764	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(b)(c)(d)	6,268,338

		26,341,487

	Aerospace & Defense – 3.0%
260,000	Boeing Co. (The), 3.100%, 5/01/2026	278,407
560,000	Boeing Co. (The), 3.250%, 2/01/2035	574,283
3,715,000	Boeing Co. (The), 3.550%, 3/01/2038	3,790,014
4,885,000	Boeing Co. (The), 3.600%, 5/01/2034	5,143,619
22,105,000	Boeing Co. (The), 3.625%, 2/01/2031	24,191,293
2,995,000	Boeing Co. (The), 3.625%, 3/01/2048	3,019,720
2,950,000	Boeing Co. (The), 3.650%, 3/01/2047	2,986,102
2,050,000	Boeing Co. (The), 3.750%, 2/01/2050	2,143,890
1,200,000	Boeing Co. (The), 3.850%, 11/01/2048	1,237,752
20,940,000	Boeing Co. (The), 3.950%, 8/01/2059	22,411,183
7,085,000	Boeing Co. (The), 5.150%, 5/01/2030	8,574,632
45,290,000	Boeing Co. (The), 5.805%, 5/01/2050	62,416,189
21,310,000	Boeing Co. (The), 5.930%, 5/01/2060	30,230,236
2,915,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	2,549,546
4,055,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	4,308,478
10,576,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	12,530,656
328,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039	424,019

	Aerospace & Defense – continued
10,821,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	13,988,740
6,995,000	Textron Financial Corp., 3-month LIBOR + 1.735%, 1.956%, 2/15/2067, 144A(h)	5,138,247
9,030,000	TransDigm, Inc., 5.500%, 11/15/2027	9,493,239
25,941,000	TransDigm, Inc., 6.500%, 7/15/2024	26,400,674
400,000	TransDigm, Inc., 7.500%, 3/15/2027	427,000
29,130,000	TransDigm, Inc., 8.000%, 12/15/2025, 144A	32,197,389

		274,455,308

	Airlines – 1.6%
29,160,000	Air Canada Pass Through Trust, Series 2020-2A, 5.250%, 10/01/2030, 144A	30,880,148
345,000	American Airlines Group, Inc., 3.750%, 3/01/2025, 144A	266,782
29,295,000	American Airlines Group, Inc., 5.000%, 6/01/2022, 144A	26,336,498
3,832,240	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	3,083,114
3,665,185	American Airlines Pass Through Certificates, Series 2017-2, Class B, 3.700%, 4/15/2027	3,098,581
216,231	Continental Airlines Pass Through Certificates, Series 2001-1, Class A-1, 6.703%, 12/15/2022	216,231
41,995,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.500%, 6/20/2027, 144A	45,144,625
4,817,252	United Airlines Pass Through Trust, Series 2014-1, Class A, 4.000%, 10/11/2027	4,870,695
32,235,000	United Airlines Pass Through Trust, Series 2020-1, Class A, 5.875%, 4/15/2029	34,777,697

		148,674,371

	Automotive – 2.8%
3,641,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	3,832,152
3,172,000	Cummins, Inc., 6.750%, 2/15/2027	4,019,789
1,000,000	Dana, Inc., 5.625%, 6/15/2028	1,076,730
30,125,000	Ford Motor Co., 4.750%, 1/15/2043	30,727,500
2,440,000	Ford Motor Co., 5.291%, 12/08/2046	2,549,800
1,560,000	Ford Motor Co., 6.625%, 2/15/2028	1,763,798
1,580,000	Ford Motor Co., 7.500%, 8/01/2026	1,839,104
6,430,000	Ford Motor Credit Co. LLC, 5.125%, 6/16/2025	6,991,339
26,145,000	Ford Motor Credit Co. LLC, 5.596%, 1/07/2022	27,025,564
3,505,000	General Motors Co., 5.200%, 4/01/2045	4,256,565
3,170,000	General Motors Co., 6.250%, 10/02/2043	4,276,233
88,950,000	General Motors Financial Co., Inc., 3.600%, 6/21/2030	99,177,801

See accompanying notes to financial statements.

9  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Automotive – continued
$37,875,000	General Motors Financial Co., Inc., 4.375%, 9/25/2021	$38,897,722
20,094,000	Goodyear Tire & Rubber Co. (The), 4.875%, 3/15/2027	20,546,115
2,365,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	2,406,388
6,201,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	6,728,891

		256,115,491

	Banking – 5.8%
16,572,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 5.375%, 4/17/2025, 144A	19,038,908
13,982,000	Bank of America Corp., (fixed rate to 10/24/2030, variable rate thereafter), MTN, 1.922%, 10/24/2031	14,166,849
4,423,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028	4,995,974
12,588,000	Bank of America Corp., (fixed rate to 4/29/2030, variable rate thereafter), 2.592%, 4/29/2031	13,491,295
8,870,000	Bank of America Corp., (fixed rate to 7/23/2030, variable rate thereafter), MTN, 1.898%, 7/23/2031	8,961,726
59,285,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	68,775,686
47,298,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	51,249,275
22,200,000	BNP Paribas S.A., (fixed rate to 6/25/2037, variable rate thereafter), 7.195%, 144A(i)	24,642,000
14,253,000	BNP Paribas S.A., (fixed rate to 8/12/2030, variable rate thereafter), 2.588%, 8/12/2035, 144A	14,530,934
7,340,000	Citigroup, Inc., 4.500%, 1/14/2022	7,653,259
40,185,000	Citigroup, Inc., (fixed rate to 3/31/2030, variable rate thereafter), 4.412%, 3/31/2031	48,730,625
2,955,000	Citigroup, Inc., (fixed rate to 6/03/2030, variable rate thereafter), 2.572%, 6/03/2031	3,149,617
4,045,000	Cooperatieve Rabobank UA, 3.950%, 11/09/2022	4,294,337
3,005,000	Credit Agricole S.A., 3.250%, 1/14/2030, 144A	3,291,677
2,275,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	2,380,560
26,445,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	28,932,891
8,330,000	JPMorgan Chase & Co., (fixed rate to 10/15/2029, variable rate thereafter), 2.739%, 10/15/2030	9,057,483
28,240,000	JPMorgan Chase & Co., (fixed rate to 11/19/2030, variable rate thereafter), 1.764%, 11/19/2031	28,507,903

	Banking – continued
6,600,000	Morgan Stanley, 3.950%, 4/23/2027	7,630,583
45,685,000	Morgan Stanley, (fixed rate to 2/13/2031, variable rate thereafter), MTN, 1.794%, 2/13/2032	46,011,651
47,205,000	Morgan Stanley, GMTN, 4.350%, 9/08/2026	55,654,140
15,000,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	19,138,514
22,550,000	Natwest Group PLC, (fixed rate to 8/28/2030, variable rate thereafter), 3.032%, 11/28/2035	23,293,473
20,365,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	22,408,375

		529,987,735

	Brokerage – 0.8%
21,725,000	Jefferies Group LLC, 6.250%, 1/15/2036	28,973,888
22,428,000	Jefferies Group LLC, 6.450%, 6/08/2027	28,432,848
13,420,000	Owl Rock Technology Finance Corp., 4.750%, 12/15/2025, 144A	14,013,765

		71,420,501

	Building Materials – 0.8%
7,794,000	American Woodmark Corp., 4.875%, 3/15/2026, 144A	7,988,850
3,605,000	Cemex SAB de CV, 5.200%, 9/17/2030, 144A	3,952,883
29,985,000	Cemex SAB de CV, 7.750%, 4/16/2026, 144A	31,619,182
4,835,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	5,113,013
4,057,000	Masco Corp., 6.500%, 8/15/2032	5,416,796
4,534,000	Masco Corp., 7.750%, 8/01/2029	6,302,517
650,000	Owens Corning, 4.400%, 1/30/2048	782,779
6,344,000	Owens Corning, 7.000%, 12/01/2036	9,044,981

		70,221,001

	Cable Satellite – 1.8%
5,945,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 2.800%, 4/01/2031	6,287,911
72,485,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.700%, 4/01/2051	75,272,392
5,935,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.125%, 7/01/2049	7,243,752
24,710,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	26,377,925
9,330,000	DISH DBS Corp., 5.875%, 11/15/2024	9,782,832
8,654,000	DISH DBS Corp., 7.750%, 7/01/2026	9,692,566
6,190,000	Time Warner Cable LLC, 4.500%, 9/15/2042	7,253,423

See accompanying notes to financial statements.

|  10

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Cable Satellite – continued
$535,000	Time Warner Cable LLC, 5.875%, 11/15/2040	$714,096
17,637,000	Ziggo BV, 5.500%, 1/15/2027, 144A	18,408,619

		161,033,516

	Chemicals – 0.1%
9,275,000	Minerals Technologies, Inc., 5.000%, 7/01/2028, 144A	9,714,079

	Construction Machinery – 0.4%
27,030,000	Toro Co. (The), 6.625%, 5/01/2037(b)(d)	35,817,759
3,280,000	United Rentals North America, Inc., 4.875%, 1/15/2028	3,493,200

		39,310,959

	Consumer Cyclical Services – 0.7%
6,590,000	Expedia Group, Inc., 3.250%, 2/15/2030	6,858,483
21,260,000	Expedia Group, Inc., 3.800%, 2/15/2028	22,836,067
8,919,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	10,379,486
8,108,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	8,817,450
10,590,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	11,649,000

		60,540,486

	Consumer Products – 0.3%
15,473,000	Avon Products, Inc., 8.950%, 3/15/2043	20,230,947
3,435,000	Whirlpool Corp., 4.600%, 5/15/2050	4,444,667

		24,675,614

	Diversified Manufacturing – 0.3%
8,950,000	General Electric Co., 4.500%, 3/11/2044	10,939,392
11,695,000	General Electric Co., Series A, MTN, 3-month LIBOR + 0.300%, 0.537%, 5/13/2024(h)	11,326,123
2,080,000	General Electric Co., Series D, (fixed rate to 1/21/2021, variable rate thereafter), 5.000%(i)	1,934,920

		24,200,435

	Electric – 1.0%
35,345,617	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	41,537,262
1,230,000	Edison International, 4.950%, 4/15/2025	1,400,078
8,663,000	Empresa Nacional de Electricidad S.A., 7.875%, 2/01/2027	10,291,631
6,582,000	Pacific Gas & Electric Co., 3.500%, 8/01/2050	6,541,923
8,302,000	Pacific Gas & Electric Co., 4.250%, 3/15/2046	8,912,557
11,201,000	Pacific Gas & Electric Co., 4.300%, 3/15/2045	11,942,063

	Electric – continued
11,830,000	Pacific Gas & Electric Co., 4.750%, 2/15/2044	13,291,174

		93,916,688

	Finance Companies – 6.5%
3,100,000	AGFC Capital Trust I, 3-month LIBOR + 1.750%, 1.987%, 1/15/2067, 144A(b)(c)(f)(h)	1,205,500
7,020,000	Air Lease Corp., 3.125%, 12/01/2030	7,307,676
15,585,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	15,893,941
27,210,000	Antares Holdings LP, 8.500%, 5/18/2025, 144A	29,332,178
64,915,000	GE Capital Funding LLC, 4.550%, 5/15/2032, 144A	77,905,667
16,790,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	20,039,638
445,000	Navient Corp., 5.000%, 3/15/2027	448,894
27,420,000	Navient Corp., 5.500%, 1/25/2023	28,653,900
5,365,000	Navient Corp., 5.875%, 10/25/2024	5,700,313
150,996(††)	Navient Corp., 6.000%, 12/15/2043	3,787,483
38,431,000	Navient Corp., 6.750%, 6/15/2026	41,745,674
58,523,000	Navient Corp., MTN, 5.625%, 8/01/2033	56,182,080
75,452,000	Navient Corp., MTN, 6.125%, 3/25/2024	80,545,010
2,950,000	Navient Corp., MTN, 7.250%, 1/25/2022	3,082,750
31,410,000	OneMain Finance Corp., 6.875%, 3/15/2025	36,474,862
10,145,000	OneMain Finance Corp., 7.125%, 3/15/2026	11,996,463
36,085,000	OneMain Finance Corp., 7.750%, 10/01/2021	37,979,462
77,845,000	OneMain Finance Corp., 8.250%, 10/01/2023	89,327,137
14,750,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	15,536,596
10,870,000	Quicken Loans LLC, 5.250%, 1/15/2028, 144A	11,603,725
3,503,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	3,573,060
10,445,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	10,836,688

		589,158,697

	Financial Other – 0.2%
5,390,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	5,778,080
14,125,000	Nationstar Mortgage Holdings, Inc., 5.500%, 8/15/2028, 144A	14,831,250

		20,609,330

	Food & Beverage – 1.3%
37,465,000	Anheuser-Busch InBev Worldwide, Inc., 4.500%, 6/01/2050	47,290,564
24,200,000	Fomento Economico Mexicano SAB de CV, 3.500%, 1/16/2050	26,929,632

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Food & Beverage – continued
$43,345,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	$46,711,606

		120,931,802

	Gaming – 0.2%
17,635,000	International Game Technology PLC, 6.250%, 1/15/2027, 144A	20,194,720

	Government Owned – No Guarantee – 0.6%
8,465,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	11,470,786
28,145,000	Petroleos Mexicanos, 5.950%, 1/28/2031	28,074,638
15,400,000	Saudi Arabian Oil Co., 3.250%, 11/24/2050, 144A	15,616,640

		55,162,064

	Government Sponsored – 0.2%
15,815,000	Petrobras Global Finance BV, 6.750%, 6/03/2050	19,650,137
2,375,000	Petrobras Global Finance BV, 6.900%, 3/19/2049	3,010,313

		22,660,450

	Healthcare – 2.7%
27,204,000	HCA, Inc., 7.050%, 12/01/2027	32,950,845
27,545,000	HCA, Inc., 7.500%, 11/06/2033	38,287,550
12,446,000	HCA, Inc., MTN, 7.750%, 7/15/2036	16,086,455
46,555,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	47,462,357
29,845,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	31,097,893
23,235,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	24,919,538
49,062,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	51,760,410

		242,565,048

	Home Construction – 0.9%
8,225,000	Beazer Homes USA, Inc., 7.250%, 10/15/2029	9,273,688
52,605,000	PulteGroup, Inc., 6.000%, 2/15/2035	71,527,018

		80,800,706

	Independent Energy – 2.3%
6,177,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	6,487,756
8,634,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 9.000%, 11/01/2027, 144A	9,605,325
6,507,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	4,476,295
46,735,000	Chesapeake Energy Corp., 8.000%, 6/15/2027(b)(d)(j)	2,103,075
19,891,000	Continental Resources, Inc., 3.800%, 6/01/2024	20,539,645
1,768,000	Continental Resources, Inc., 4.500%, 4/15/2023	1,822,985
3,480,000	Diamondback Energy, Inc., 3.500%, 12/01/2029	3,717,739

	Independent Energy – continued
17,381,000	Hess Corp., 5.600%, 2/15/2041	21,211,033
1,724,000	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	1,888,142
10,098,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	10,198,980
27,050,000	Mesquite Energy, Inc., 6.125%, 1/15/2023(b)(d)(j)	121,184
12,420,000	Mesquite Energy, Inc., 7.750%, 6/15/2021(b)(d)(j)	14,656
2,770,000	Occidental Petroleum Corp., 4.500%, 7/15/2044	2,386,826
49,025,000	Occidental Petroleum Corp., 6.625%, 9/01/2030	53,228,894
93,333	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	94,179
7,215,000	Parsley Energy LLC/Parsley Finance Corp., 4.125%, 2/15/2028, 144A	7,575,750
4,270,000	QEP Resources, Inc., 5.250%, 5/01/2023	4,494,175
190,000	Range Resources Corp., 4.875%, 5/15/2025	179,472
22,947,000	SM Energy Co., 10.000%, 1/15/2025, 144A	24,756,141
25,660,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 8.750%, 4/15/2023, 144A(b)(d)	20,271,400
3,615,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 9.750%, 4/15/2023, 144A(b)(d)	2,892,000
9,140,000	WPX Energy, Inc., 4.500%, 1/15/2030	9,688,400

		207,754,052

	Life Insurance – 3.1%
6,212,000	American International Group, Inc., 4.875%, 6/01/2022	6,590,696
27,930,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 144A(i)	38,857,613
7,878,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047	8,226,568
20,335,000	Brighthouse Financial, Inc., 5.625%, 5/15/2030	25,103,171
15,000,000	Global Atlantic Fin Co., 8.625%, 4/15/2021, 144A	15,252,351
2,030,000	MetLife, Inc., 9.250%, 4/08/2068, 144A	3,095,016
10,175,000	MetLife, Inc., 10.750%, 8/01/2069	17,432,800
57,985,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	77,787,022
38,476,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(b)(d)	66,249,901
12,950,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(b)(d)	17,834,481
2,500,000	Prudential Financial, Inc., MTN, 3.700%, 3/13/2051	3,005,350

		279,434,969

	Media Entertainment – 0.4%
10,215,000	Discovery Communications LLC, 4.000%, 9/15/2055, 144A	11,433,633

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Media Entertainment – continued
$7,085,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	$7,562,954
3,725,000	ViacomCBS, Inc., 4.375%, 3/15/2043	4,400,968
6,730,000	ViacomCBS, Inc., 4.900%, 8/15/2044	8,393,471
6,940,000	ViacomCBS, Inc., 4.950%, 5/19/2050	8,989,524

		40,780,550

	Metals & Mining – 1.4%
4,205,000	Anglo American Capital PLC, 2.625%, 9/10/2030, 144A	4,397,120
35,180,000	ArcelorMittal S.A., 7.000%, 3/01/2041	48,480,807
3,635,000	ArcelorMittal S.A., 7.250%, 10/15/2039	5,100,341
3,950,000	Barrick Gold Corp., Series A, 5.800%, 11/15/2034	4,979,624
5,370,000	Barrick North America Finance LLC, 5.750%, 5/01/2043	7,832,353
12,096,000	Commercial Metals Co., 5.375%, 7/15/2027	12,731,040
7,370,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	7,683,225
12,245,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027, 144A	13,285,825
1,445,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	1,504,606
5,915,000	Glencore Funding LLC, 2.500%, 9/01/2030, 144A	6,045,485
2,570,000	Kaiser Aluminum Corp., 6.500%, 5/01/2025, 144A	2,749,900
9,550,000	United States Steel Corp., 6.650%, 6/01/2037	8,022,000

		122,812,326

	Midstream – 0.8%
9,050,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	9,774,000
7,325,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 4.500%, 11/01/2023	7,930,938
1,455,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	1,544,000
17,922,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	11,358,067
205,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	277,156
280,000	Plains All American Pipeline LP/PAA Finance Corp., 4.300%, 1/31/2043	275,492
14,590,000	Plains All American Pipeline LP/PAA Finance Corp., 4.700%, 6/15/2044	15,128,502
1,775,000	Plains All American Pipeline LP/PAA Finance Corp., 4.900%, 2/15/2045	1,883,798
16,100,000	Summit Midstream Partners LP, Series A, (fixed rate to 12/15/2022, variable rate thereafter), 9.500%(b)(d)(i)(j)	5,153,610

	Midstream – continued
18,753,000	Williams Cos., Inc. (The), 3.350%, 8/15/2022	19,503,745

		72,829,308

	Mortgage Related – 0.0%
20,031	FHLMC, 5.000%, 12/01/2031	22,192

	Oil Field Services – 0.6%
2,710,000	Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025, 144A	1,246,600
4,030,000	Transocean, Inc., 7.500%, 4/15/2031	1,400,425
67,054,000	Transocean, Inc., 11.500%, 1/30/2027, 144A	47,943,610

		50,590,635

	Packaging – 0.2%
12,925,000	Owens-Brockway Glass Container, Inc., 6.625%, 5/13/2027, 144A	13,991,312

	Paper – 1.6%
38,882,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	57,519,323
9,625,000	International Paper Co., 8.700%, 6/15/2038	16,285,023
8,214,000	WestRock MWV LLC, 7.950%, 2/15/2031	11,727,879
25,138,000	WestRock MWV LLC, 8.200%, 1/15/2030	35,823,743
4,127,000	Weyerhaeuser Co., 6.950%, 10/01/2027	5,374,036
14,035,000	Weyerhaeuser Co., 7.375%, 3/15/2032	21,046,814

		147,776,818

	Property & Casualty Insurance – 1.0%
13,985,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 11.497%, 1/15/2033, 144A(g)(h)	4,894,750
80,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 11.497%, 1/15/2033(g)(h)	28,000
2,300,000	MGIC Investment Corp., 5.250%, 8/15/2028	2,461,000
28,955,000	Nationwide Mutual Insurance Co., 4.350%, 4/30/2050, 144A	34,014,079
4,810,000	Radian Group, Inc., 4.500%, 10/01/2024	5,074,550
2,825,000	Radian Group, Inc., 4.875%, 3/15/2027	3,102,415
33,290,000	Radian Group, Inc., 6.625%, 3/15/2025	37,700,925

		87,275,719

	REITs – Diversified – 0.0%
1,020,000	iStar, Inc., 4.750%, 10/01/2024	1,032,750

	REITs – Hotels – 0.2%
821,000	Service Properties Trust, 3.950%, 1/15/2028	793,291
8,807,000	Service Properties Trust, 4.350%, 10/01/2024	8,696,913
2,507,000	Service Properties Trust, 4.500%, 6/15/2023	2,519,535

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	REITs – Hotels – continued
$1,400,000	Service Properties Trust, 4.650%, 3/15/2024	$1,386,000
1,146,000	Service Properties Trust, 4.750%, 10/01/2026	1,131,675
4,085,000	Service Properties Trust, 4.950%, 2/15/2027	4,105,425

		18,632,839

	Retailers – 0.5%
4,680,000	Dillard’s, Inc., 7.000%, 12/01/2028	5,008,349
7,182,000	Dillard’s, Inc., 7.750%, 7/15/2026	8,105,390
2,250,000	Dillard’s, Inc., 7.750%, 5/15/2027	2,477,902
1,795,000	Hanesbrands, Inc., 5.375%, 5/15/2025, 144A	1,899,146
9,245,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	10,334,246
12,530,000	Michaels Stores, Inc., 8.000%, 7/15/2027, 144A	13,469,750

		41,294,783

	Sovereigns – 0.3%
28,214,000	Mexico Government International Bond, 3.771%, 5/24/2061	29,489,555

	Supermarkets – 0.1%
2,398,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s LP/Albertson’s LLC, 5.750%, 3/15/2025	2,469,940
2,705,000	Safeway, Inc., 7.250%, 2/01/2031	3,167,095

		5,637,035

	Technology – 3.4%
8,280,000	Broadcom, Inc., 4.150%, 11/15/2030	9,586,271
34,815,000	Broadcom, Inc., 4.300%, 11/15/2032	41,272,801
14,790,000	Broadcom, Inc., 5.000%, 4/15/2030	17,978,900
14,400,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	14,184,000
49,820,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	52,560,100
14,075,000	Jabil, Inc., 3.600%, 1/15/2030	15,662,871
12,420,000	Jabil, Inc., 3.950%, 1/12/2028	14,046,061
35,206,000	KLA Corp., 4.650%, 11/01/2024	40,072,352
12,970,000	KLA Corp., 5.650%, 11/01/2034	17,487,702
39,770,000	Microchip Technology, Inc., 0.972%, 2/15/2024, 144A	39,867,349
4,735,000	Micron Technology, Inc., 4.663%, 2/15/2030	5,810,540
5,205,000	Micron Technology, Inc., 4.975%, 2/06/2026	6,152,067
5,730,000	Micron Technology, Inc., 5.327%, 2/06/2029	7,167,578
1,771,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	2,144,079
9,561,000	Seagate HDD Cayman, 4.091%, 6/01/2029, 144A	10,240,309
8,816,000	Seagate HDD Cayman, 4.875%, 6/01/2027	9,919,851

		304,152,831

	Transportation Services – 0.8%
14,000,000	Adani Ports & Special Economic Zone Ltd., 4.200%, 8/04/2027, 144A	15,024,571
1,215,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.750%, 7/15/2027, 144A	1,233,225
20,994,000	Fenix Marine Service Holdings Ltd., 8.000%, 1/15/2024(b)(d)	19,012,166
31,370,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.000%, 7/15/2025, 144A	35,574,051

		70,844,013

	Treasuries – 15.7%
828,465,000	U.S. Treasury Bond, 1.250%, 5/15/2050	751,573,092
398,175,000	U.S. Treasury Bond, 1.375%, 8/15/2050	372,915,773
20,670,000	U.S. Treasury Bond, 1.625%, 11/15/2050	20,592,488
231,210,000	U.S. Treasury Note, 0.125%, 11/30/2022	231,237,096
45,170,000	U.S. Treasury Note, 0.125%, 12/31/2022	45,175,293

		1,421,493,742

	Wireless – 1.1%
2,571,000	American Tower Corp., 1.875%, 10/15/2030	2,593,423
1,895,000	American Tower Corp., 2.100%, 6/15/2030	1,945,042
2,960,000	American Tower Corp., 2.950%, 1/15/2051	2,967,061
11,875,000	American Tower Corp., 3.100%, 6/15/2050	12,231,576
9,660,000	Crown Castle International Corp., 2.250%, 1/15/2031	10,020,690
10,150,000	Crown Castle International Corp., 3.250%, 1/15/2051	10,709,251
2,240,000	Crown Castle International Corp., 3.300%, 7/01/2030	2,507,185
2,385,000	Millicom International Cellular S.A., 5.125%, 1/15/2028, 144A	2,535,017
5,305,000	Millicom International Cellular S.A., 6.250%, 3/25/2029, 144A	5,968,125
39,900,000	T-Mobile USA, Inc., 3.875%, 4/15/2030, 144A	46,212,180

		97,689,550

	Wirelines – 4.3%
25,684,000	AT&T, Inc., 3.650%, 9/15/2059, 144A	25,934,121
15,813,000	AT&T, Inc., 3.800%, 12/01/2057, 144A	16,523,586
137,303,000	AT&T, Inc., 4.300%, 2/15/2030	164,013,570
1,875,000	CenturyLink, Inc., 5.625%, 4/01/2025	2,022,656
3,825,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	4,056,604
3,036,000	Cincinnati Bell, Inc., 8.000%, 10/15/2025, 144A	3,237,135

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wirelines – continued
$49,543,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	$60,347,833
23,485,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	28,886,550
71,128,000	Verizon Communications, Inc., 4.329%, 9/21/2028	85,518,617

		390,540,672

	Total Non-Convertible Bonds

	(Identified Cost $6,048,694,173)	6,359,487,673

Convertible Bonds – 3.9%

	Airlines – 0.1%
7,434,000	Southwest Airlines Co., 1.250%, 5/01/2025	10,797,885

	Cable Satellite – 2.5%
48,505,000	DISH Network Corp., 2.375%, 3/15/2024	45,203,257
184,765,000	DISH Network Corp., 3.375%, 8/15/2026	176,123,846

		221,327,103

	Consumer Cyclical Services – 0.1%
11,830,000	Uber Technologies, Inc., Zero Coupon, 12/15/2025, 144A	12,102,550

	Energy – 0.0%
65,055,000	Chesapeake Energy Corp., 5.500%, 9/15/2026(b)(d)(j)	2,927,475

	Healthcare – 0.1%
2,835,000	Teladoc Health, Inc., 1.250%, 6/01/2027, 144A	3,395,493

	Pharmaceuticals – 0.2%
11,478,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	12,316,895
3,222,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027, 144A	3,366,990
2,333,000	Neurocrine Biosciences, Inc., 2.250%, 5/15/2024	3,219,011

		18,902,896

	REITs – Diversified – 0.2%
15,110,000	iStar, Inc., 3.125%, 9/15/2022	17,778,909

	Technology – 0.7%
13,345,000	Booking Holdings, Inc., 0.900%, 9/15/2021	15,467,227
1,000,000	Evolent Health, Inc., 3.500%, 12/01/2024, 144A	1,140,417
10,741,000	Nuance Communications, Inc., 1.250%, 4/01/2025	24,451,994
23,950,000	Western Digital Corp., 1.500%, 2/01/2024	23,805,004

		64,864,642

	Total Convertible Bonds

	(Identified Cost $387,701,046)	352,096,953

Municipals – 1.5%

	Illinois – 0.4%
30,610,000	State of Illinois, 5.100%, 6/01/2033	32,942,788

	Virginia – 1.1%
94,480,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	98,851,590

	Total Municipals

	(Identified Cost $119,740,008)	131,794,378

	Total Bonds and Notes

	(Identified Cost $6,556,135,227)	6,843,379,004

Senior Loans – 0.3%

	Chemicals – 0.1%
10,864,295	Aruba Investments, Inc., 2020 2nd Lien Term Loan, 3-month LIBOR + 7.750%, 8.500%, 11/24/2028(h)	10,864,295

	Independent Energy – 0.2%
16,469,450	Ascent Resources – Utica, 2020 Fixed 2nd Lien Term Loan, 11/01/2025(k)	17,848,766

	Total Senior Loans

	(Identified Cost $27,171,572)	28,713,061

Shares

Common Stocks – 10.4%

	Aerospace & Defense – 0.0%
8,484	Lockheed Martin Corp.	3,011,650

	Air Freight & Logistics – 0.0%
17,918	United Parcel Service, Inc., Class B	3,017,391

	Beverages – 0.0%
56,873	Coca-Cola Co. (The)	3,118,915

	Capital Markets – 0.1%
4,311	BlackRock, Inc.	3,110,559
46,950	Morgan Stanley	3,217,483

		6,328,042

	Chemicals – 0.1%
733,495	Hexion Holdings Corp., Class B(g)	9,484,090

	Communications Equipment – 0.0%
68,194	Cisco Systems, Inc.	3,051,682

	Diversified Telecommunication Services – 3.5%
11,115,698	AT&T, Inc.	319,687,474

	Electric Utilities – 0.1%
33,517	Duke Energy Corp.	3,068,817
41,500	NextEra Energy, Inc.	3,201,725

		6,270,542

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Electronic Equipment, Instruments & Components – 1.7%
4,304,382	Corning, Inc.	$154,957,752

	Food & Staples Retailing – 0.0%
20,389	Walmart, Inc.	2,939,074

	Health Care Equipment & Supplies – 0.0%
28,594	Abbott Laboratories	3,130,757

	Health Care Providers & Services – 0.1%
9,534	Anthem, Inc.	3,061,272
8,813	UnitedHealth Group, Inc.	3,090,543

		6,151,815

	Hotels, Restaurants & Leisure – 0.0%
29,899	Starbucks Corp.	3,198,595

	Household Products – 0.0%
22,179	Procter & Gamble Co. (The)	3,085,986

	Insurance – 0.1%
32,666	Progressive Corp. (The)	3,230,014

	IT Services – 0.1%
12,274	Accenture PLC, Class A	3,206,092
17,442	Automatic Data Processing, Inc.	3,073,280

		6,279,372

	Machinery – 0.1%
12,002	Deere & Co.	3,229,138

	Media – 0.1%
1,740,413	Clear Channel Outdoor Holdings, Inc.(g)	2,871,681
58,744	Comcast Corp., Class A	3,078,186
83,772	iHeartMedia, Inc., Class A(g)	1,087,361

		7,037,228

	Metals & Mining – 0.0%
49,964	Newmont Corp.	2,992,344

	Oil, Gas & Consumable Fuels – 0.5%
93,585	Battalion Oil Corp.(g)	776,755
33,606	Chevron Corp.	2,838,027
666,240	Lonestar Resources U.S., Inc.(b)(c)(e)(f)(g)(l)	4,623,706
209,391	Paragon Offshore Ltd., Litigation Units, Class A(b)(c)(e)(f)(g)	—
299,302	Paragon Offshore Ltd., Litigation Units, Class B(e)(g)	1,945,463
1,271,611	Whiting Petroleum Corp.(g)	31,790,275
135,323	Williams Cos., Inc. (The)	2,713,226

		44,687,452

	Pharmaceuticals – 3.7%
5,237,873	Bristol-Myers Squibb Co.	324,905,262
19,959	Johnson & Johnson	3,141,148
36,570	Merck & Co., Inc.	2,991,426

		331,037,836

	REITs – Diversified – 0.0%
13,859	American Tower Corp.	3,110,791

	Road & Rail – 0.0%
14,785	Union Pacific Corp.	3,078,533

	Software – 0.1%
17,622	iQor Holdings, Inc.(g)	195,604
14,177	Microsoft Corp.	3,153,249

		3,348,853

	Specialty Retail – 0.0%
11,478	Home Depot, Inc. (The)	3,048,786

	Technology Hardware, Storage & Peripherals – 0.1%
24,317	Apple, Inc.	3,226,623

	Total Common Stocks

	(Identified Cost $970,243,833)	941,740,735

Preferred Stocks – 0.8%

Convertible Preferred Stocks – 0.6%

	Banking – 0.2%
14,254	Bank of America Corp., Series L, 7.250%	21,645,839

	Communications – 0.0%
4,982	Cincinnati Bell, Inc., Series B, 6.750%	247,016

	Energy – 0.0%
257,387	Chesapeake Energy Corp., 4.500%(b)(c)(f)(g)	—
503,052	Chesapeake Energy Corp., 5.000%(b)(c)(f)(g)	—
3,044	Chesapeake Energy Corp., 5.750%(b)(c)(f)(g)	—
50,481	Chesapeake Energy Corp., 5.750%(b)(c)(f)(g)	—
39,322	Chesapeake Energy Corp., 5.750%, 144A(b)(c)(f)(g)	—
16,454	Chesapeake Energy Corp., 5.750%, 144A(b)(c)(f)(g)	—

		—

	Food & Beverage – 0.0%
17,733	Bunge Ltd., 4.875%	1,929,067

	Healthcare – 0.1%
85,919	Boston Scientific Corp., Series A, 5.500%	9,414,145

	Midstream – 0.3%
433,942	El Paso Energy Capital Trust I, 4.750%	22,460,838

	Total Convertible Preferred Stocks

	(Identified Cost $189,739,403)	55,696,905

Non-Convertible Preferred Stocks – 0.2%

	Electric – 0.0%
2,925	Connecticut Light & Power Co. (The), Series 1947, 1.900%	142,504

	Finance Companies – 0.0%
16,004	iStar, Inc., Series G, 7.650%	402,542

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

	Home Construction – 0.0%
52,867	Hovnanian Enterprises, Inc., 7.625%(g)	$431,395

	REITs – Office Property – 0.1%
2,318	Highwoods Properties, Inc., Series A, 8.625%	2,781,600

	REITs – Warehouse/Industrials – 0.1%
169,007	Prologis, Inc., Series Q, 8.540%	11,661,483

	Total Non-Convertible Preferred Stocks

	(Identified Cost $11,111,452)	15,419,524

	Total Preferred Stocks

	(Identified Cost $200,850,855)	71,116,429

Warrants – 0.1%
629,465	iHeartMedia, Inc., Expiration on 5/1/2039(c)(f)(g)	8,170,456
2,721,374	SM Energy Co., Expiration on 6/30/2023(b)(c)(f)(g)	2,063,618

	Total Warrants

	(Identified Cost $15,358,279)	10,234,074

Closed-End Investment Companies – 0.0%
170,002	NexPoint Strategic Opportunities Fund (Identified Cost $9,807,937)	1,788,421

Principal Amount (‡)

Short-Term Investments – 11.9%

3,162,473,239	Central Bank of Iceland, 0.000%, (ISK)(h)(m)	24,749,360

241,901,927	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, Dated 12/31/2020 at 0.000% to be repurchased at $241,901,927 on 1/04/2021 collateralized by $139,695,300 U.S. Treasury Note, 2.125% due 12/31/2022 valued at $145,304,904; $101,435,100 U.S. Treasury Note, 0.125% due 12/31/2022 valued at $101,435,100 including accrued interest (Note 2 of Notes to Financial Statements)	241,901,927

204,900,000	U.S. Treasury Bills, 0.070%-0.071%, 3/11/2021(n)(o)	204,871,826

175,000,000	U.S. Treasury Bills, 0.091%, 1/28/2021(n)	174,993,292

427,955,000	U.S. Treasury Bills, 0.107%-0.111%, 4/15/2021(n)(o)	427,855,946

	Total Short-Term Investments

	(Identified Cost $1,075,325,508)	1,074,372,351

	Total Investments – 99.1%

	(Identified Cost $8,854,893,211)	8,971,344,075

	Other assets less liabilities—0.9%	82,082,821

	Net Assets – 100.0%	$9,053,426,896

(†)	See Note 2 of Notes to Financial Statements.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.

(††)	Amount shown represents units. One unit represents a principal amount of 25.

(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2020 is disclosed.

(b)	Illiquid security. (Unaudited)

(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.

(d)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2020, the value of these securities amounted to $190,394,636 or 2.1% of net assets. See Note 2 of Notes to Financial Statements.

(e)	Securities subject to restriction on resale. At December 31, 2020, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost		Value	% of Net Assets

GCA2014 Holdings Ltd., Series 2014-1, Class C	12/18/2014	$20,921,895		$7,061,349	0.1%

GCA2014 Holdings Ltd., Series 2014-1, Class D	12/18/2014	9,492,593		1,283,209	Less than 0.1%

GCA2014 Holdings Ltd., Series 2014-1, Class E	12/18/2014	25,395,339		—	—

Lonestar Resources U.S., Inc.	12/01/2020	4,623,706	*	4,623,706	0.1%

Paragon Offshore Ltd., Litigation Units, Class A	7/18/2017	1,451,033		—	—

Paragon Offshore Ltd., Litigation Units, Class B	7/18/2017	28,157,326		1,945,463	Less than 0.1%

*	Represents basis assigned upon receipt in a taxable restructuring.

(f)	Fair valued by the Fund’s adviser. At December 31, 2020, the value of these securities amounted to $24,407,838 or 0.3% of net assets. See Note 2 of Notes to Financial Statements.

(g)	Non-income producing security.

(h)	Variable rate security. Rate as of December 31, 2020 is disclosed.

(i)	Perpetual bond with no specified maturity date.

(j)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.

(k)	Position is unsettled. Contract rate was not determined at December 31, 2020 and does not take effect until settlement date. Maturity date is not finalized until settlement date.

(l)	Affiliated issuer. See Note 5g for a summary of transactions in securities of affiliated issuers.

(m)	Security callable by issuer at any time. No specified maturity date.

(n)	Interest rate represents discount rate at time of purchase; not a coupon rate.

(o)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the value of Rule 144A holdings amounted to $1,531,036,758 or 16.9% of net assets.
ABS	Asset-Backed Securities
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
ISK	Icelandic Krona

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Bond Fund – continued

Industry Summary at December 31, 2020

Treasuries	15.7%
Finance Companies	6.5
Banking	6.0
Wirelines	4.3
Cable Satellite	4.3
Technology	4.1
Pharmaceuticals	3.9
Diversified Telecommunication Services	3.5
Life Insurance	3.1
Aerospace & Defense	3.0
Healthcare	2.9
Automotive	2.8
Independent Energy	2.5
Other Investments, less than 2% each	24.6
Short-Term Investments	11.9
Closed-End Investment Companies	0.0 *

Total Investments	99.1
Other assets less liabilities	0.9

Net Assets	100.0%

* Less than 0.1%

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 87.9% of Net Assets

Non-Convertible Bonds – 85.6%

	ABS Car Loan – 0.6%
$400,000	CPS Auto Receivables Trust, Series 2020-C, Class C, 1.710%, 8/17/2026, 144A	$405,506
145,000	Drive Auto Receivables Trust, Series 2018-5, Class D, 4.300%, 4/15/2026	153,086
100,000	Drive Auto Receivables Trust, Series 2019-1, Class D, 4.090%, 6/15/2026	104,747
315,000	Exeter Automobile Receivables Trust, Series 2019-4A, Class D, 2.580%, 9/15/2025, 144A	323,955
450,000	Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.220%, 7/15/2025	467,970
125,000	Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.650%, 2/17/2026, 144A	126,492

		1,581,756

	ABS Home Equity – 0.2%
234,496	Credit Suisse Mortgage Trust, Series 2018-RPL8, Class A1, 4.125%, 7/25/2058, 144A(a)	235,383
346,613	Legacy Mortgage Asset Trust, Series 2018-GS2, Class A1, 4.000%, 4/25/2058, 144A(a)	348,861
10,839	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 2.713%, 7/25/2035(a)(b)(c)	9,201

		593,445

	ABS Other – 1.1%
2,090,502	FAN Engine Securitization Ltd., Series 2013-1A, Class 1A, 4.625%, 10/15/2043, 144A(b)(d)(e)	1,149,776
150,000	HPEFS Equipment Trust, Series 2019-1A, Class C, 2.490%, 9/20/2029, 144A	152,947
200,177	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	194,240
1,000,000	SoFi Consumer Loan Program Trust, Series 2019-3, Class C, 3.350%, 5/25/2028, 144A	1,034,859
110,000	SoFi Consumer Loan Program Trust, Series 2019-4, Class C, 2.840%, 8/25/2028, 144A	113,049

		2,644,871

	ABS Student Loan – 0.0%
90,286	Earnest Student Loan Program LLC, Series 2017-A, Class A2, 2.650%, 1/25/2041, 144A	91,542

	Aerospace & Defense – 2.5%
85,000	Boeing Co. (The), 3.100%, 5/01/2026	91,018
15,000	Boeing Co. (The), 3.250%, 2/01/2035	15,383
100,000	Boeing Co. (The), 3.550%, 3/01/2038	102,019
115,000	Boeing Co. (The), 3.600%, 5/01/2034	121,088

	Aerospace & Defense – continued
510,000	Boeing Co. (The), 3.625%, 2/01/2031	558,134
85,000	Boeing Co. (The), 3.625%, 3/01/2048	85,702
65,000	Boeing Co. (The), 3.650%, 3/01/2047	65,795
50,000	Boeing Co. (The), 3.750%, 2/01/2050	52,290
390,000	Boeing Co. (The), 3.850%, 11/01/2048	402,269
705,000	Boeing Co. (The), 3.950%, 8/01/2059	754,531
160,000	Boeing Co. (The), 5.150%, 5/01/2030	193,640
1,055,000	Boeing Co. (The), 5.805%, 5/01/2050	1,453,943
490,000	Boeing Co. (The), 5.930%, 5/01/2060	695,111
376,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	399,504
1,125,000	Textron, Inc., 3.000%, 6/01/2030	1,212,693
195,000	TransDigm, Inc., 8.000%, 12/15/2025, 144A	215,534

		6,418,654

	Airlines – 2.2%
137,742	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	137,443
1,490,000	Air Canada Pass Through Trust, Series 2020-2A, 5.250%, 10/01/2030, 144A	1,577,895
1,535,000	American Airlines Group, Inc., 5.000%, 6/01/2022, 144A	1,379,980
55,114	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	44,340
11,749	Continental Airlines Pass Through Certificates, Series 2000-2, Class A-1, 7.707%, 10/02/2022	11,704
338,242	Continental Airlines Pass Through Certificates, Series 2007-1, Class A, 5.983%, 10/19/2023	342,247
288,401	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	281,730
455,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.500%, 6/20/2027, 144A	489,125
221,506	U.S. Airways Pass Through Trust, Series 2011-1, Class A, 7.125%, 4/22/2025	203,508
466,775	U.S. Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	416,030
260,069	United Airlines Pass Through Trust, Series 2016-2, Class B, 3.650%, 4/07/2027	251,612
500,000	United Airlines Pass Through Trust, Series 2020-1, Class A, 5.875%, 4/15/2029	539,440

		5,675,054

	Automotive – 2.6%
659,000	Cummins, Inc., 5.650%, 3/01/2098	968,433
869,000	General Motors Co., 5.200%, 4/01/2045	1,055,337
250,000	General Motors Co., 6.250%, 10/02/2043	337,242
1,625,000	General Motors Financial Co., Inc., 3.600%, 6/21/2030	1,811,849
2,490,000	Volkswagen Group of America Finance LLC, 0.875%, 11/22/2023, 144A	2,504,027

		6,676,888

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – 9.9%
$2,255,000	Ally Financial, Inc., 4.125%, 2/13/2022	$2,341,788
420,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 5.375%, 4/17/2025, 144A	482,521
370,000	Bank of America Corp., (fixed rate to 10/24/2030, variable rate thereafter), MTN, 1.922%, 10/24/2031	374,892
635,000	Bank of America Corp., (fixed rate to 12/20/2022, variable rate thereafter), 3.004%, 12/20/2023	668,344
1,244,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028	1,405,153
335,000	Bank of America Corp., (fixed rate to 4/29/2030, variable rate thereafter), 2.592%, 4/29/2031	359,039
235,000	Bank of America Corp., (fixed rate to 7/23/2030, variable rate thereafter), MTN, 1.898%, 7/23/2031	237,430
314,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	368,312
536,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	621,806
1,245,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	1,349,007
1,040,000	BNP Paribas S.A., (fixed rate to 3/01/2028, variable rate thereafter), 4.375%, 3/01/2033, 144A	1,191,611
1,060,000	Citigroup, Inc., (fixed rate to 3/31/2030, variable rate thereafter), 4.412%, 3/31/2031	1,285,417
80,000	Citigroup, Inc., (fixed rate to 6/03/2030, variable rate thereafter), 2.572%, 6/03/2031	85,269
3,224,000	JPMorgan Chase & Co., 4.125%, 12/15/2026	3,769,062
220,000	JPMorgan Chase & Co., (fixed rate to 10/15/2029, variable rate thereafter), 2.739%, 10/15/2030	239,213
740,000	JPMorgan Chase & Co., (fixed rate to 11/19/2030, variable rate thereafter), 1.764%, 11/19/2031	747,020
482,000	Morgan Stanley, 3.950%, 4/23/2027	557,264
659,000	Morgan Stanley, 5.750%, 1/25/2021	660,966
1,205,000	Morgan Stanley, (fixed rate to 2/13/2031, variable rate thereafter), MTN, 1.794%, 2/13/2032	1,213,616
953,000	Morgan Stanley, GMTN, 4.350%, 9/08/2026	1,123,576
1,727,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	2,203,481
710,000	Natwest Group PLC, 6.000%, 12/19/2023	811,434
595,000	Natwest Group PLC, (fixed rate to 8/28/2030, variable rate thereafter), 3.032%, 11/28/2035	614,617
1,685,000	Societe Generale S.A., (fixed rate to 7/08/2030, variable rate thereafter), 3.653%, 7/08/2035, 144A	1,824,671

	Banking – continued
540,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	594,182

		25,129,691

	Brokerage – 1.7%
2,528,000	Jefferies Group LLC, 5.125%, 1/20/2023	2,761,675
733,000	Jefferies Group LLC, 6.250%, 1/15/2036	977,577
343,000	Jefferies Group LLC, 6.450%, 6/08/2027	434,834

		4,174,086

	Building Materials – 0.6%
211,000	Masco Corp., 6.500%, 8/15/2032	281,722
104,000	Masco Corp., 7.750%, 8/01/2029	144,566
778,000	Owens Corning, 7.000%, 12/01/2036	1,109,236

		1,535,524

	Cable Satellite – 1.5%
565,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 5/01/2032, 144A	603,262
165,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 2.800%, 4/01/2031	174,517
2,430,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.700%, 4/01/2051	2,523,445
165,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.125%, 7/01/2049	201,385
12,000	Cox Communications, Inc., 4.800%, 2/01/2035, 144A	15,176
145,000	Time Warner Cable LLC, 5.500%, 9/01/2041	186,303

		3,704,088

	Collateralized Mortgage Obligations – 0.1%
221,491	Federal Home Loan Mortgage Corp., REMIC, Series 2912, Class EH, 5.500%, 1/15/2035	259,609

	Consumer Cyclical Services – 0.3%
175,000	Expedia Group, Inc., 3.250%, 2/15/2030	182,130
560,000	Expedia Group, Inc., 3.800%, 2/15/2028	601,514
25,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	27,188
35,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	38,500

		849,332

	Consumer Products – 0.6%
360,000	Hasbro, Inc., 6.600%, 7/15/2028	450,882
805,000	Whirlpool Corp., 4.600%, 5/15/2050	1,041,618

		1,492,500

	Diversified Manufacturing – 0.1%
224,000	General Electric Co., Series A, MTN, 3-month LIBOR + 0.300%, 0.537%, 5/13/2024(f)	216,935

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Electric – 1.5%
$605,000	Calpine Corp., 3.750%, 3/01/2031, 144A	$599,150
95,000	Edison International, 4.950%, 4/15/2025	108,136
1,037,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	1,479,569
416,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	612,222
175,000	Pacific Gas & Electric Co., 3.500%, 8/01/2050	173,934
225,000	Pacific Gas & Electric Co., 4.250%, 3/15/2046	241,547
290,000	Pacific Gas & Electric Co., 4.300%, 3/15/2045	309,187
310,000	Pacific Gas & Electric Co., 4.750%, 2/15/2044	348,289

		3,872,034

	Finance Companies – 4.6%
185,000	Air Lease Corp., 3.125%, 12/01/2030	192,581
2,435,000	GE Capital Funding LLC, 4.550%, 5/15/2032, 144A	2,922,288
445,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	531,128
15,000	Navient Corp., 5.000%, 3/15/2027	15,131
3,370,000	Navient Corp., 5.500%, 1/25/2023	3,521,650
95,000	Navient Corp., 5.875%, 10/25/2024	100,938
110,000	Navient Corp., 6.750%, 6/15/2026	119,487
891,000	Navient Corp., MTN, 5.625%, 8/01/2033	855,360
691,000	Navient Corp., MTN, 6.125%, 3/25/2024	737,642
398,000	Navient Corp., MTN, 7.250%, 1/25/2022	415,910
1,920,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	2,022,391
25,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	25,500
80,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	83,000

		11,543,006

	Financial Other – 0.0%
30,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	32,160

	Food & Beverage – 2.1%
990,000	Anheuser-Busch InBev Worldwide, Inc., 4.500%, 6/01/2050	1,249,637
1,066,000	Fomento Economico Mexicano SAB de CV, 3.500%, 1/16/2050	1,186,239
360,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	387,961
2,515,000	Nestle Holdings, Inc., 0.375%, 1/15/2024, 144A	2,517,535

		5,341,372

	Government Owned – No Guarantee – 0.6%
780,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	1,056,965

	Government Owned – No Guarantee – continued
400,000	Saudi Arabian Oil Co., 3.250%, 11/24/2050, 144A	405,627

		1,462,592

	Government Sponsored – 0.4%
670,000	Petrobras Global Finance BV, 6.750%, 6/03/2050	832,475
100,000	Petrobras Global Finance BV, 6.900%, 3/19/2049	126,750

		959,225

	Healthcare – 1.4%
10,000	Cigna Corp., 7.875%, 5/15/2027	13,604
1,192,000	HCA, Inc., 4.500%, 2/15/2027	1,386,537
1,430,000	HCA, Inc., 5.250%, 6/15/2049	1,888,738
182,000	HCA, Inc., MTN, 7.750%, 7/15/2036	235,235

		3,524,114

	Home Construction – 1.6%
110,000	MDC Holdings, Inc., 6.000%, 1/15/2043	147,460
1,989,000	PulteGroup, Inc., 6.000%, 2/15/2035	2,704,443
867,000	PulteGroup, Inc., 6.375%, 5/15/2033	1,187,877

		4,039,780

	Hybrid ARMs – 0.0%
4,021	FNMA, 6-month LIBOR + 1.460%, 1.963%, 2/01/2037(f)	4,139
8,687	FNMA, 12-month LIBOR + 1.838%, 2.596%, 9/01/2036(f)	9,132

		13,271

	Independent Energy – 1.0%
605,000	Chesapeake Energy Corp., 8.000%, 6/15/2027(d)(e)(g)	27,225
353,000	Continental Resources, Inc., 3.800%, 6/01/2024	364,511
13,000	Continental Resources, Inc., 4.500%, 4/15/2023	13,404
455,000	Hess Corp., 5.600%, 2/15/2041	555,263
40,000	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	43,809
1,416,000	Noble Energy, Inc., 3.900%, 11/15/2024	1,580,151

		2,584,363

	Integrated Energy – 0.2%
500,000	Reliance Industries Ltd., 5.400%, 2/14/2022, 144A	523,503

	Life Insurance – 2.6%
39,000	American International Group, Inc., 4.125%, 2/15/2024	43,149
56,000	American International Group, Inc., 4.875%, 6/01/2022	59,414
205,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047	214,070
1,402,000	Global Atlantic Fin Co., 8.625%, 4/15/2021, 144A	1,425,586
1,488,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(d)(e)	2,562,113
1,560,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(d)(e)	2,148,401

		6,452,733

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Media Entertainment – 1.2%
$1,170,000	Discovery Communications LLC, 3.950%, 3/20/2028	$1,342,909
225,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	240,179
205,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	235,750
39,000	ViacomCBS, Inc., 4.375%, 3/15/2043	46,077
663,000	ViacomCBS, Inc., 5.250%, 4/01/2044	863,591
239,000	ViacomCBS, Inc., 5.850%, 9/01/2043	332,453

		3,060,959

	Metals & Mining – 0.6%
178,000	ArcelorMittal S.A., 7.000%, 3/01/2041	245,298
304,000	ArcelorMittal S.A., 7.250%, 10/15/2039	426,549
480,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	600,600
155,000	Glencore Funding LLC, 2.500%, 9/01/2030, 144A	158,419

		1,430,866

	Midstream – 2.5%
125,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	135,000
588,000	Enable Midstream Partners LP, 5.000%, 5/15/2044	560,035
404,000	Enbridge Energy Partners LP, 7.375%, 10/15/2045	616,497
735,000	EnLink Midstream Partners LP, 5.450%, 6/01/2047	591,874
2,949,000	ONEOK Partners LP, 4.900%, 3/15/2025	3,354,126
43,000	ONEOK Partners LP, 6.200%, 9/15/2043	52,220
27,000	Plains All American Pipeline LP/PAA Finance Corp., 2.850%, 1/31/2023	27,959
10,000	Plains All American Pipeline LP/PAA Finance Corp., 4.300%, 1/31/2043	9,839
390,000	Plains All American Pipeline LP/PAA Finance Corp., 4.700%, 6/15/2044	404,395
45,000	Plains All American Pipeline LP/PAA Finance Corp., 4.900%, 2/15/2045	47,758
392,000	Williams Cos., Inc. (The), 3.350%, 8/15/2022	407,693

		6,207,396

	Non-Agency Commercial Mortgage-Backed Securities – 0.4%
13,664	Commercial Mortgage Pass Through Certificates, Series 2014-UBS4, Class A2, 2.963%, 8/10/2047	13,716
65,000	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(a)	62,966
55,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class C, 4.763%, 10/15/2046(a)	49,219
165,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class B, 5.200%, 6/15/2044, 144A(a)	164,565
94,890	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.642%, 3/15/2044, 144A(a)	44,248

	Non-Agency Commercial Mortgage-Backed Securities – continued
655,000	WFRBS Commercial Mortgage Trust, Series 2014-C24, Class B, 4.204%, 11/15/2047(a)	652,324

		987,038

	Oil Field Services – 0.1%
680,000	Transocean, Inc., 6.800%, 3/15/2038	227,800
110,000	Transocean, Inc., 7.500%, 4/15/2031	38,225

		266,025

	Paper – 0.4%
552,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	749,984
137,000	WestRock MWV LLC, 7.550%, 3/01/2047(d)(e)	194,182
104,000	WestRock MWV LLC, 8.200%, 1/15/2030	148,209

		1,092,375

	Pharmaceuticals – 1.0%
2,225,000	Viatris, Inc., 4.000%, 6/22/2050, 144A	2,549,156

	Property & Casualty Insurance – 1.9%
87,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 11.497%, 1/15/2033, 144A(f)(h)	30,450
2,715,000	Nationwide Mutual Insurance Co., 4.350%, 4/30/2050, 144A	3,189,370
1,286,000	Old Republic International Corp., 4.875%, 10/01/2024	1,466,199

		4,686,019

	Retailers – 0.6%
1,270,000	AutoZone, Inc., 4.000%, 4/15/2030	1,504,582

	Sovereigns – 1.7%
835,000	Mexico Government International Bond, 3.771%, 5/24/2061	872,750
1,452,000	U.S. Department of Housing and Urban Development, Series A, 2.350%, 8/01/2021	1,470,179
1,760,000	U.S. Department of Housing and Urban Development, Series A, 2.450%, 8/01/2022	1,822,463

		4,165,392

	Supermarkets – 0.0%
39,000	Koninklijke Ahold Delhaize NV, 5.700%, 10/01/2040	55,875

	Technology – 3.1%
1,065,000	Avnet, Inc., 4.625%, 4/15/2026	1,205,493
220,000	Broadcom, Inc., 4.150%, 11/15/2030	254,708
915,000	Broadcom, Inc., 4.300%, 11/15/2032	1,084,722
390,000	Broadcom, Inc., 5.000%, 4/15/2030	474,089
155,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	152,675
1,175,000	Equinix, Inc., 2.150%, 7/15/2030	1,195,151
375,000	Jabil, Inc., 3.600%, 1/15/2030	417,306
330,000	Jabil, Inc., 3.950%, 1/12/2028	373,205
776,000	KLA Corp., 5.650%, 11/01/2034	1,046,296

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Technology – continued
$1,050,000	Microchip Technology, Inc., 0.972%, 2/15/2024, 144A	$1,052,570
120,000	Micron Technology, Inc., 4.663%, 2/15/2030	147,258
155,000	Micron Technology, Inc., 5.327%, 2/06/2029	193,887
133,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	161,018

		7,758,378

	Transportation Services – 0.4%
210,000	Adani Ports & Special Economic Zone Ltd., 4.200%, 8/04/2027, 144A	225,368
562,000	ERAC USA Finance LLC, 6.700%, 6/01/2034, 144A	832,702

		1,058,070

	Treasuries – 25.1%
14,915,000	U.S. Treasury Bond, 1.250%, 5/15/2050	13,530,701
9,285,000	U.S. Treasury Bond, 1.375%, 8/15/2050	8,695,983
2,105,000	U.S. Treasury Bond, 3.000%, 8/15/2048	2,769,144
11,335,000	U.S. Treasury Note, 0.125%, 11/30/2022	11,336,328
5,045,000	U.S. Treasury Note, 0.125%, 12/31/2022	5,045,591
5,490,000	U.S. Treasury Note, 1.500%, 9/30/2021	5,546,616
2,835,000	U.S. Treasury Note, 1.500%, 10/31/2021	2,867,337
13,460,000	U.S. Treasury Note, 1.500%, 11/30/2021	13,628,250

		63,419,950

	Wireless – 2.1%
1,250,000	American Tower Corp., 1.875%, 10/15/2030	1,260,902
50,000	American Tower Corp., 2.100%, 6/15/2030	51,320
75,000	American Tower Corp., 2.950%, 1/15/2051	75,179
310,000	American Tower Corp., 3.100%, 6/15/2050	319,309
1,415,000	Crown Castle International Corp., 2.250%, 1/15/2031	1,467,834
265,000	Crown Castle International Corp., 3.250%, 1/15/2051	279,601
55,000	Crown Castle International Corp., 3.300%, 7/01/2030	61,560
395,000	Crown Castle International Corp., 4.150%, 7/01/2050	478,677
1,050,000	T-Mobile USA, Inc., 3.875%, 4/15/2030, 144A	1,216,110

		5,210,492

	Wirelines – 4.5%
1,248,000	AT&T, Inc., 3.650%, 9/15/2059, 144A	1,260,153
371,000	AT&T, Inc., 3.800%, 12/01/2057, 144A	387,672
2,841,000	AT&T, Inc., 4.300%, 2/15/2030	3,393,681

	Wirelines – continued
201,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	244,836
5,077,000	Verizon Communications, Inc., 4.329%, 9/21/2028	6,104,179

		11,390,521

	Total Non-Convertible Bonds

	(Identified Cost $201,658,434)	216,235,222

Convertible Bonds – 1.8%

	Airlines – 0.1%
115,000	Southwest Airlines Co., 1.250%, 5/01/2025	167,038

	Cable Satellite – 0.3%
835,000	DISH Network Corp., 3.375%, 8/15/2026	795,948

	Consumer Cyclical Services – 0.1%
155,000	Uber Technologies, Inc., Zero Coupon, 12/15/2025, 144A	158,571

	Energy – 0.0%
1,035,000	Chesapeake Energy Corp., 5.500%, 9/15/2026(d)(e)(g)	46,575

	Healthcare – 0.0%
45,000	Teladoc Health, Inc., 1.250%, 6/01/2027, 144A	53,897

	Pharmaceuticals – 0.1%
120,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	128,771
25,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027, 144A	26,125
60,000	Neurocrine Biosciences, Inc., 2.250%, 5/15/2024	82,786

		237,682

	REITs – Diversified – 0.1%
264,000	iStar, Inc., 3.125%, 9/15/2022	310,631

	Technology – 1.1%
2,051,000	Booking Holdings, Inc., 0.900%, 9/15/2021	2,377,166
224,000	Nuance Communications, Inc., 1.250%, 4/01/2025	509,938

		2,887,104

	Total Convertible Bonds

	(Identified Cost $4,601,284)	4,657,446

Municipals – 0.5%

	Illinois – 0.1%
245,000	State of Illinois, 5.100%, 6/01/2033	263,671

	Virginia – 0.4%
875,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	915,486

	Total Municipals

	(Identified Cost $1,067,649)	1,179,157

	Total Bonds and Notes

	(Identified Cost $207,327,367)	222,071,825

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Collateralized Loan Obligations – 0.3%
$600,000	Alinea CLO Ltd., Series 2018-1A, Class B, 3-month LIBOR + 1.650%, 1.868%, 7/20/2031, 144A(f)	$599,320
255,000	Voya CLO Ltd., Series 2018-3A, Class B, 3-month LIBOR + 1.650%, 1.887%, 10/15/2031, 144A(f)	254,999

	Total Collateralized Loan Obligations

	(Identified Cost $855,110)	854,319

Shares

Common Stocks – 6.1%

	Aerospace & Defense – 0.0%
67	Lockheed Martin Corp.	23,784

	Air Freight & Logistics – 0.0%
142	United Parcel Service, Inc., Class B	23,913

	Beverages – 0.0%
451	Coca-Cola Co. (The)	24,733

	Capital Markets – 0.1%
34	BlackRock, Inc.	24,533
372	Morgan Stanley	25,493

		50,026

	Communications Equipment – 0.0%
541	Cisco Systems, Inc.	24,210

	Diversified Telecommunication Services – 1.0%
88,190	AT&T, Inc.	2,536,344

	Electric Utilities – 0.1%
266	Duke Energy Corp.	24,355
329	NextEra Energy, Inc.	25,382

		49,737

	Electronic Equipment, Instruments & Components – 4.5%
315,646	Corning, Inc.	11,363,256

	Food & Staples Retailing – 0.0%
162	Walmart, Inc.	23,352

	Health Care Equipment & Supplies – 0.0%
227	Abbott Laboratories	24,854

	Health Care Providers & Services – 0.0%
76	Anthem, Inc.	24,403
70	UnitedHealth Group, Inc.	24,548

		48,951

	Hotels, Restaurants & Leisure – 0.0%
237	Starbucks Corp.	25,354

	Household Products – 0.0%
176	Procter & Gamble Co. (The)	24,489

	Insurance – 0.0%
259	Progressive Corp. (The)	25,610

	IT Services – 0.0%
97	Accenture PLC, Class A	25,337
138	Automatic Data Processing, Inc.	24,316

		49,653

	Machinery – 0.0%
95	Deere & Co.	25,560

	Media – 0.0%
466	Comcast Corp., Class A	24,418

	Metals & Mining – 0.0%
396	Newmont Corp.	23,716

	Oil, Gas & Consumable Fuels – 0.0%
266	Chevron Corp.	22,464
1,073	Williams Cos., Inc. (The)	21,513

		43,977

	Pharmaceuticals – 0.4%
13,089	Bristol-Myers Squibb Co.	811,911
158	Johnson & Johnson	24,866
290	Merck & Co., Inc.	23,722

		860,499

	REITs – Diversified – 0.0%
110	American Tower Corp.	24,691

	Road & Rail – 0.0%
117	Union Pacific Corp.	24,362

	Software – 0.0%
112	Microsoft Corp.	24,911

	Specialty Retail – 0.0%
91	Home Depot, Inc. (The)	24,171

	Technology Hardware, Storage & Peripherals – 0.0%
193	Apple, Inc.	25,609

	Total Common Stocks

	(Identified Cost $7,963,631)	15,420,180

Preferred Stocks – 0.9%

Convertible Preferred Stocks – 0.8%

	Banking – 0.4%
714	Bank of America Corp., Series L, 7.250%	1,084,266

	Energy – 0.0%
3,453	Chesapeake Energy Corp., 5.000%(b)(c)(d)(h)	—

	Food & Beverage – 0.0%
281	Bunge Ltd., 4.875%	30,568

	Healthcare – 0.1%
2,268	Boston Scientific Corp., Series A, 5.500%	248,505

	Midstream – 0.3%
12,375	El Paso Energy Capital Trust I, 4.750%	640,530

	Total Convertible Preferred Stocks

	(Identified Cost $1,719,345)	2,003,869

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Fixed Income Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

Non-Convertible Preferred Stocks – 0.1%

Electric – 0.1%
213	Connecticut Light & Power Co. (The), Series 1949, 2.200%	$11,295
1,860	Union Electric Co., 4.500%	195,784

207,079

Total Non-Convertible Preferred Stocks

	(Identified Cost $104,765)	207,079

Total Preferred Stocks

	(Identified Cost $1,824,110)	2,210,948

Principal Amount (‡)

Short-Term Investments – 4.3%

35,493,709	Central Bank of Iceland, 0.000%, (ISK)(f)(i)	277,772

5,305,488	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $5,305,488 on 1/04/2021 collateralized by $5,411,600 U.S. Treasury Note, 1.250% due 12/31/2022 valued at $5,411,600 including accrued interest (Note 2 of Notes to Financial Statements)	5,305,488

5,240,000	U.S. Treasury Bills, 0.070%, 3/11/2021(j)	5,239,280

Total Short-Term Investments

	(Identified Cost $10,833,675)	10,822,540

Total Investments – 99.5%

	(Identified Cost $228,803,893)	251,379,812

	Other assets less liabilities—0.5%	1,310,139

	Net Assets – 100.0%	$252,689,951

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.

(†)	See Note 2 of Notes to Financial Statements.

(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2020 is disclosed.

(b)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.

(c)	Fair valued by the Fund’s adviser. At December 31, 2020, the value of these securities amounted to $9,201 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.

(d)	Illiquid security. (Unaudited)

(e)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2020, the value of these securities amounted to $6,128,272 or 2.4% of net assets. See Note 2 of Notes to Financial Statements.

(f)	Variable rate security. Rate as of December 31, 2020 is disclosed.
(g)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.

(h)	Non-income producing security.

(i)	Security callable by issuer at any time. No specified maturity date.

(j)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the value of Rule 144A holdings amounted to $44,551,131 or 17.6% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit
ISK	Icelandic Krona

Industry Summary at December 31, 2020

Treasuries	25.1%
Banking	10.3
Finance Companies	4.6
Wirelines	4.5
Electronic Equipment, Instruments & Components	4.5
Technology	4.2
Midstream	2.8
Automotive	2.6
Life Insurance	2.6
Aerospace & Defense	2.5
Airlines	2.3
Food & Beverage	2.1
Wireless	2.1
Other Investments, less than 2% each	24.7
Short-Term Investments	4.3
Collateralized Loan Obligations	0.3

Total Investments	99.5
Other assets less liabilities	0.5

Net Assets	100.0%

See accompanying notes to financial statements.

25  |

Statements of Assets and Liabilities

December 31, 2020

	Bond Fund	Investment Grade Fixed Income Fund
ASSETS
Unaffiliated investments at cost	$8,850,269,505	$228,803,893
Affiliated investments at cost	4,623,706	—
Net unrealized appreciation (depreciation)	116,450,864	22,575,919

Investments at value	8,971,344,075	251,379,812
Cash	2,529,193	601,775
Receivable for Fund shares sold	13,385,983	14,852
Receivable for securities sold	22,360,834	32,474
Dividends and interest receivable	69,376,842	1,662,620
Prepaid expenses (Note 7)	29,526	17

TOTAL ASSETS	9,079,026,453	253,691,550

LIABILITIES
Payable for securities purchased	6,852,366	685,695
Payable for Fund shares redeemed	11,202,858	—
Management fees payable (Note 5)	4,014,389	48,136
Deferred Trustees’ fees (Note 5)	2,351,654	190,508
Administrative fees payable (Note 5)	301,014	8,922
Payable to distributor (Note 5d)	70,949	—
Other accounts payable and accrued expenses	806,327	68,338

TOTAL LIABILITIES	25,599,557	1,001,599

NET ASSETS	$9,053,426,896	$252,689,951

NET ASSETS CONSIST OF:
Paid-in capital	$9,216,489,961	$231,343,908
Accumulated earnings (loss)	(163,063,065)	21,346,043

NET ASSETS	$9,053,426,896	$252,689,951

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:

Institutional Class:
Net assets	$6,630,032,414	$252,689,951

Shares of beneficial interest	488,099,763	20,269,498

Net asset value, offering and redemption price per share	$13.58	$12.47

Retail Class:
Net assets	$1,469,488,647	$—

Shares of beneficial interest	108,791,315	—

Net asset value, offering and redemption price per share	$13.51	$—

Admin Class shares:
Net assets	$50,062,284	$—

Shares of beneficial interest	3,721,970	—

Net asset value, offering and redemption price per share	$13.45	$—

Class N shares:
Net assets	$903,843,551	$—

Shares of beneficial interest	66,625,584	—

Net asset value, offering and redemption price per share	$13.57	$—

See accompanying notes to financial statements.

|  26

Statements of Operations

	Bond Fund		Investment Grade Fixed Income Fund
	Period Ended December 31, 2020(a)	Year Ended September 30, 2020	Period Ended December 31, 2020(a)	Year Ended September 30, 2020
INVESTMENT INCOME
Interest	$71,045,976	$367,682,907	$1,676,678	$7,994,472
Interest from affiliated investments (Note 5)	—	293,904	—	—
Dividends	12,777,238	52,213,085	150,452	812,252
Less net foreign taxes withheld	(12,005)	(87,681)	(518)	(2,017)

	83,811,209	420,102,215	1,826,612	8,804,707

Expenses
Management fees (Note 5)	12,121,027	51,666,632	237,554	1,020,718
Service and distribution fees (Note 5)	992,645	4,690,456	—	—
Administrative fees (Note 5)	954,262	4,299,300	25,864	112,717
Trustees’ fees and expenses (Note 5)	192,165	627,157	14,045	47,003
Transfer agent fees and expenses (Notes 5 and 6)	1,524,482	6,820,982	735	2,207
Audit and tax services fees	46,225	64,256	41,773	56,274
Custodian fees and expenses	111,656	478,242	8,843	16,520
Legal fees (Note 7)	34,639	241,946	779	6,497
Registration fees	71,972	199,834	58,049	24,104
Shareholder reporting expenses	41,293	350,707	147	2,260
Miscellaneous expenses (Note 7)	81,135	284,950	7,161	30,851

Total expenses	16,171,501	69,724,462	394,950	1,319,151
Less waiver and/or expense reimbursement (Note 5)	(93,335)	(319,980)	(68,314)	—

Net expenses	16,078,166	69,404,482	326,636	1,319,151

Net investment income	67,733,043	350,697,733	1,499,976	7,485,556

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Unaffiliated investments	(483,000,128)	(115,264,136)	(2,046,710)	1,645,902
Affiliated investments (Note 5)	—	(16,997,878)	—	—
Foreign currency transactions (Note 2c)	312,711	(2,467,204)	16,293	(38,480)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	886,281,313	(336,314,465)	10,685,205	(245,035)
Affiliated investments (Note 5)	—	12,188,974	—	—
Foreign currency translations (Note 2c)	(63,480)	657,173	(439)	11,051

Net realized and unrealized gain (loss) on investments and foreign currency transactions	403,530,416	(458,197,536)	8,654,349	1,373,438

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$471,263,459	$(107,499,803)	$10,154,325	$8,858,994

(a)	For the three month period ended December 31, 2020. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

27  |

Statements of Changes in Net Assets

	Bond Fund
	Period Ended December 31, 2020(a)	Year Ended September 30, 2020	Year Ended September 30, 2019
FROM OPERATIONS:
Net investment income	$67,733,043	$350,697,733	$448,515,423
Net realized gain (loss) on investments and foreign currency transactions	(482,687,417)	(134,729,218)	24,576,670
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	886,217,833	(323,468,318)	7,816,158

Net increase (decrease) in net assets resulting from operations	471,263,459	(107,499,803)	480,908,251

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(106,667,694)	(254,323,638)	(334,548,005)
Retail Class	(22,892,670)	(57,798,889)	(81,827,929)
Admin Class	(750,670)	(2,055,462)	(3,617,633)
Class N	(14,297,581)	(27,248,637)	(18,399,820)

Total distributions	(144,608,615)	(341,426,626)	(438,393,387)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(320,623,442)	(1,148,728,878)	(1,508,711,343)

Net increase (decrease) in net assets	6,031,402	(1,597,655,307)	(1,466,196,479)
NET ASSETS
Beginning of the year	9,047,395,494	10,645,050,801	12,111,247,280

End of the year	$9,053,426,896	$9,047,395,494	$10,645,050,801

(a)	For the three month period ended December 31, 2020. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  28

Statements of Changes in Net Assets – continued

	Investment Grade Fixed Income Fund
	Period Ended December 31, 2020(a)	Year Ended September 30, 2020	Year Ended September 30, 2019
FROM OPERATIONS:
Net investment income	$1,499,976	$7,485,556	$9,010,579
Net realized gain (loss) on investments and foreign currency transactions	(2,030,417)	1,607,422	(2,404,099)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	10,684,766	(233,984)	5,430,056

Net increase in net assets resulting from operations	10,154,325	8,858,994	12,036,536

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(10,169,387)	(7,664,904)	(9,558,974)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	23,575,859	(61,121,051)	13,853,887

Net increase (decrease) in net assets	23,560,797	(59,926,961)	16,331,449
NET ASSETS
Beginning of the year	229,129,154	289,056,115	272,724,666

End of the year	$252,689,951	$229,129,154	$289,056,115

(a)	For the three month period ended December 31, 2020. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

29  |

Financial Highlights

For a share outstanding throughout each period.

	Bond Fund – Institutional Class
	Period Ended December 31, 2020*		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$13.10		$13.66	$13.57	$14.28	$14.04	$13.65

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10		0.48	0.55	0.49	0.53	0.56
Net realized and unrealized gain (loss)	0.59		(0.57)	0.08	(0.37)	0.28	0.62

Total from Investment Operations	0.69		(0.09)	0.63	0.12	0.81	1.18

LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)		(0.45)	(0.50)	(0.54)	(0.43)	(0.29)
Net realized capital gains	(0.07)		(0.02)	(0.04)	(0.29)	(0.14)	(0.50)

Total Distributions	(0.21)		(0.47)	(0.54)	(0.83)	(0.57)	(0.79)

Net asset value, end of the period	$13.58		$13.10	$13.66	$13.57	$14.28	$14.04

Total return	5.35	%(b)	(0.73)%	4.88%	0.97%	5.99%	9.17%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,630,032		$6,668,481	$8,071,961	$9,025,850	$9,785,854	$10,045,427
Net expenses	0.67	%(c)	0.67%	0.67%	0.66%	0.66%	0.66%
Gross expenses	0.67	%(c)	0.67%	0.67%	0.66%	0.66%	0.66%
Net investment income	3.02	%(c)	3.65%	4.12%	3.59%	3.80%	4.21%
Portfolio turnover rate	26	%(d)	25%	17%	7%	9%	13%

*	For the three month period ended December 31, 2020. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Computed on an annualized basis for periods less than one year.
(d)	The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

	Bond Fund – Retail Class
	Period Ended December 31, 2020*		Year Ended September 30, 2020	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$13.03		$13.59	$13.49		$14.21	$13.97	$13.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09		0.45	0.52		0.46	0.50	0.53
Net realized and unrealized gain (loss)	0.59		(0.57)	0.08		(0.38)	0.28	0.61

Total from Investment Operations	0.68		(0.12)	0.60		0.08	0.78	1.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)		(0.42)	(0.46)		(0.51)	(0.40)	(0.26)
Net realized capital gains	(0.07)		(0.02)	(0.04)		(0.29)	(0.14)	(0.50)

Total Distributions	(0.20)		(0.44)	(0.50)		(0.80)	(0.54)	(0.76)

Net asset value, end of the period	$13.51		$13.03	$13.59		$13.49	$14.21	$13.97

Total return	5.31	%(b)	(0.99)%	4.72	%(c)	0.64%	5.75%	8.86%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,469,489		$1,474,316	$2,019,828		$2,520,105	$3,496,126	$4,495,997
Net expenses	0.92	%(d)	0.92%	0.91	%(e)	0.91%	0.91%	0.91%
Gross expenses	0.92	%(d)	0.92%	0.92%		0.91%	0.91%	0.91%
Net investment income	2.77	%(d)	3.41%	3.88%		3.33%	3.56%	3.97%
Portfolio turnover rate	26	%(f)	25%	17%		7%	9%	13%

*	For the three month period ended December 31, 2020. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Computed on an annualized basis for periods less than one year.
(e)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

|  30

Financial Highlights – continued

For a share outstanding throughout each period.

	Bond Fund – Admin Class
	Period Ended December 31, 2020*		Year Ended September 30, 2020	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$12.97		$13.53	$13.44		$14.16	$13.92	$13.54

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08		0.42	0.48		0.42	0.46	0.49
Net realized and unrealized gain (loss)	0.60		(0.58)	0.08		(0.38)	0.28	0.62

Total from Investment Operations	0.68		(0.16)	0.56		0.04	0.74	1.11

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)		(0.38)	(0.43)		(0.47)	(0.36)	(0.23)
Net realized capital gains	(0.07)		(0.02)	(0.04)		(0.29)	(0.14)	(0.50)

Total Distributions	(0.20)		(0.40)	(0.47)		(0.76)	(0.50)	(0.73)

Net asset value, end of the period	$13.45		$12.97	$13.53		$13.44	$14.16	$13.92

Total return	5.26	%(b)	(1.24)%	4.40	%(c)	0.38%	5.51%	8.64%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$50,062		$51,040	$84,028		$121,683	$170,436	$185,902
Net expenses	1.17	%(d)	1.17%	1.16	%(e)	1.16%	1.16%	1.16%
Gross expenses	1.17	%(d)	1.17%	1.17%		1.16%	1.16%	1.16%
Net investment income	2.52	%(d)	3.19%	3.63%		3.08%	3.31%	3.72%
Portfolio turnover rate	26	%(f)	25%	17%		7%	9%	13%

*	For the three month period ended December 31, 2020. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Computed on an annualized basis for periods less than one year.
(e)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

	Bond Fund – Class N
	Period Ended December 31, 2020*		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$13.08		$13.64	$13.55	$14.27	$14.02	$13.64

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10		0.48	0.56	0.50	0.54	0.57
Net realized and unrealized gain (loss)	0.61		(0.56)	0.08	(0.38)	0.29	0.61

Total from Investment Operations	0.71		(0.08)	0.64	0.12	0.83	1.18

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)		(0.46)	(0.51)	(0.55)	(0.44)	(0.30)
Net realized capital gains	(0.07)		(0.02)	(0.04)	(0.29)	(0.14)	(0.50)

Total Distributions	(0.22)		(0.48)	(0.55)	(0.84)	(0.58)	(0.80)

Net asset value, end of the period	$13.57		$13.08	$13.64	$13.55	$14.27	$14.02

Total return	5.45	%(b)	(0.66)%	4.97%	0.97%	6.14%	9.18%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$903,844		$853,559	$469,234	$443,609	$224,074	$113,335
Net expenses	0.60	%(c)	0.60%	0.59%	0.59%	0.59%	0.58%
Gross expenses	0.60	%(c)	0.60%	0.59%	0.59%	0.59%	0.58%
Net investment income	3.08	%(c)	3.65%	4.20%	3.68%	3.83%	4.28%
Portfolio turnover rate	26	%(d)	25%	17%	7%	9%	13%

*	For the three month period ended December 31, 2020. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Computed on an annualized basis for periods less than one year.
(d)	The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

31  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Investment Grade Fixed Income Fund – Institutional Class
	Period Ended December 31, 2020*		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$12.48		$12.30	$12.20	$12.43	$12.42	$11.81

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08		0.36	0.39	0.37	0.46	0.45
Net realized and unrealized gain (loss)	0.46		0.18	0.14	(0.22)	0.22	0.50

Total from Investment Operations	0.54		0.54	0.53	0.15	0.68	0.95

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)		(0.32)	(0.24)	(0.30)	(0.42)	(0.22)
Net realized capital gains	(0.43)		(0.04)	(0.19)	(0.08)	(0.25)	(0.12)

Total Distributions	(0.55)		(0.36)	(0.43)	(0.38)	(0.67)	(0.34)

Net asset value, end of the period	$12.47		$12.48	$12.30	$12.20	$12.43	$12.42

Total return	4.38	%(b)(c)	4.53%	4.46%	1.27%	5.73%	8.27%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$252,690		$229,129	$289,056	$272,725	$412,235	$461,429
Net expenses	0.55	%(d)(e)	0.52%	0.50%	0.49%	0.49%	0.48%
Gross expenses	0.67	%(e)	0.52%	0.50%	0.49%	0.49%	0.48%
Net investment income	2.53	%(e)	2.93%	3.26%	3.03%	3.79%	3.72%
Portfolio turnover rate	30	%(f)	29%	11%	1%	3%	23%

*	For the three month period ended December 31, 2020. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

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Notes to Financial Statements

December 31, 2020

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Bond Fund (the “Bond Fund”)

Loomis Sayles Investment Grade Fixed Income Fund (the “Investment Grade Fixed Income Fund”)

Each Fund is a diversified investment company.

On December 2, 2020, the Board of Trustees approved a change to the fiscal year end of the Funds from September 30 to December 31. Accordingly, the Funds’ financial statements and related notes include information as of and for the three month period ended December 31, 2020, and the years ended September 30, 2020, and September 30, 2019, where applicable.

Each Fund offers Institutional Class shares. In addition, Bond Fund also offers Retail Class, Admin Class and Class N shares.

Each share class is sold without a sales charge. Retail Class and Admin Class shares pay a Rule 12b-1 fee. Admin Class shares are primarily intended for employer-sponsored retirement plans and are offered exclusively through intermediaries. Class N shares do not pay a front-end sales charge, a contingent deferred sales charge (“CDSC”) or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000 for Bond Fund and $3,000,000 for Investment Grade Fixed Income Fund. Certain categories of investors are exempted from the minimum investment amounts for Class N and Institutional Class as outlined in the relevant Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, and Gateway Trust (“Natixis Funds Trusts”), and Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Retail Class and Admin Class) and transfer agent fees are borne collectively for Institutional Class, Retail Class, and Admin Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities, senior loans and collateralized loan obligations where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

33  |

Notes to Financial Statements – continued

December 31, 2020

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of December 31, 2020, securities held by the Funds were fair valued as follows:

Fund	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
Bond Fund	$190,394,636	2.1%	$24,407,838	0.3%
Investment Grade Fixed Income Fund	6,128,272	2.4%	9,201	Less than 0.1%

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

For the period ended December 31, 2020, the amount of income available to be distributed has been reduced by the following amounts as a result of losses arising from changes in exchange rates:

Bond Fund	$509,724,454
Investment Grade Fixed Income Fund	8,767,983

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

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Notes to Financial Statements – continued

December 31, 2020

d.  When-Issued and Delayed Delivery Transactions. The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no when-issued or delayed delivery securities held by the Funds as of December 31, 2020.

e.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2020 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, defaulted and/or non-income producing securities, deferred Trustees’ fees, premium amortization, convertible bonds, contingent payment debt instruments, corporate actions, distribution re-designations, return of capital distributions received, capital gain distributions received, trust preferred securities and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, convertible bonds, defaulted and/or non-income producing securities, return of capital distributions received, trust preferred securities, corporate actions, paydown gains and losses, capital gain distributions received, foreign currency gains and losses and contingent payment debt instruments. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

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Notes to Financial Statements – continued

December 31, 2020

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the period ended December 31, 2020 and years ended September 30, 2020 and September 30, 2019 were as follows:

	December 31, 2020 Distributions			September 30, 2020 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Bond Fund	$109,153,682	$35,454,933	$144,608,615	$329,048,727	$12,377,899	$341,426,626
Investment Grade Fixed Income Fund	2,831,850	7,337,537	10,169,387	6,726,290	938,614	7,664,904

	September 30, 2019 Distributions
	Ordinary Income	Long-Term Capital Gains	Total
Bond Fund	$402,223,224	$36,170,163	$438,393,387
Investment Grade Fixed Income Fund	5,468,364	4,090,610	9,558,974

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Bond Fund	Investment Grade Fixed Income Fund
Post-October capital loss deferrals*	$(239,352,474)	$(745,312)

Unrealized appreciation	98,148,469	22,416,673

Total accumulated earnings (losses)	$(141,204,005)	$21,671,361

Capital loss carryforward utilized in the current year	$111,860,218	$—

* Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Bond Fund and Investment Grade Fixed Income Fund are deferring capital losses.

As of December 31, 2020, unrealized appreciation (depreciation) as a component of distributable earnings were as follows:

	Bond Fund	Investment Grade Fixed Income Fund
Unrealized appreciation (depreciation)
Investments	$99,140,421	$22,427,797
Foreign currency translations	(991,952)	(11,124)

Total unrealized appreciation	$98,148,469	$22,416,673

As of December 31, 2020, the tax cost of investments and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Bond Fund	Investment Grade Fixed Income Fund
Federal tax cost	$8,873,194,756	$228,963,139

Gross tax appreciation	$773,013,478	$26,701,281
Gross tax depreciation	(674,864,159)	(4,284,608)

Net tax appreciation	$98,149,319	$22,416,673

The difference between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market.

|  36

Notes to Financial Statements – continued

December 31, 2020

g.  Senior Loans. Each Fund may invest in senior loans to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. A Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. Senior loans outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

h.  Collateralized Loan Obligations. Each Fund may invest in collateralized loan obligations (“CLOs”). A CLO is a type of asset-backed security designed to redirect the cash flows from a pool of leveraged loans to investors based on their risk preferences. Cash flows from a CLO are split into two or more portions, called tranches, varying in risk and yield. The risk of an investment in a CLO depends largely on the type of the collateralized securities and the class of the instrument in which the Fund invests. The intent of the Funds when investing in CLOs is to purchase only higher level, investment grade level select tranches. CLOs outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

i.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2020, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

j.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the period ended December 31, 2020, neither Fund had loaned securities under this agreement.

k.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

l.  New Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board issued Accounting Standard Update 2020-04, Reference Rate Reform (Topic 848) (“ASU 2020-04”). In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of the London Interbank Offered Rate (“LIBOR”), which is expected to occur no later than December 31, 2021, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides temporary guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 amendments offer optional expedients for contract modifications that would allow an entity to account for such modifications by prospectively adjusting the effective interest rate, instead of evaluating each contract, in accordance with existing accounting standards, as to whether reference rate modifications constitute the establishment of new contracts or the continuation of existing contracts. ASU 2020-04 amendments are currently effective and an entity may elect to apply its provisions as of any date from the beginning of an interim period that includes or is subsequent to March 12, 2020. No Fund contracts have yet been impacted by reference rate reform. Management expects to apply the optional expedients when appropriate.

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Notes to Financial Statements – continued

December 31, 2020

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Funds’ adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2020, at value:

Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$26,341,487	(b)(c)	$26,341,487
Finance Companies	3,787,483	584,165,714	1,205,500	(d)	589,158,697
All Other Non-Convertible Bonds(a)	—	5,743,987,489	—		5,743,987,489

Total Non-Convertible Bonds	3,787,483	6,328,153,203	27,546,987		6,359,487,673

Convertible Bonds(a)	—	352,096,953	—		352,096,953
Municipals(a)	—	131,794,378	—		131,794,378

Total Bonds and Notes	3,787,483	6,812,044,534	27,546,987		6,843,379,004

Senior Loans(a)	—	28,713,061	—		28,713,061
Common Stocks
Chemicals	—	9,484,090	—		9,484,090
Oil, Gas & Consumable Fuels	38,118,283	1,945,463	4,623,706	(c)(d)	44,687,452
Software	3,153,249	195,604	—		3,348,853
All Other Common Stocks(a)	884,220,340	—	—		884,220,340

Total Common Stocks	925,491,872	11,625,157	4,623,706		941,740,735

Preferred Stocks
Convertible Preferred Stocks
Food & Beverage	—	1,929,067	—		1,929,067
Energy	—	—	—	(c)	—
All Other Convertible Preferred Stocks(a)	53,767,838	—	—		53,767,838

Total Convertible Preferred Stocks	53,767,838	1,929,067	—		55,696,905

|  38

Notes to Financial Statements – continued

December 31, 2020

Bond Fund

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3		Total
Non-Convertible Preferred Stocks
Electric	$—	$142,504	$—		$142,504
REITs—Office Property	—	2,781,600	—		2,781,600
REITs—Warehouse/Industrials	—	11,661,483	—		11,661,483
All Other Non-Convertible Preferred Stocks(a)	833,937	—	—		833,937

Total Non-Convertible Preferred Stocks	833,937	14,585,587	—		15,419,524

Total Preferred Stocks	54,601,775	16,514,654	—		71,116,429

Warrants	—	—	10,234,074	(d)	10,234,074
Closed-End Investment Companies	1,788,421	—	—		1,788,421
Short-Term Investments	—	1,074,372,351	—		1,074,372,351

Total	$985,669,551	$7,943,269,757	$42,404,767		$8,971,344,075

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices ($17,996,929) or fair valued by the Fund’s adviser using a broker-dealer bid price provided by a single market maker ($8,344,558).

(c) Includes a security fair valued at zero by the Fund’s adviser using Level 3 inputs.

(d) Fair valued by the Fund’s adviser.

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$584,244	$9,201	(b)	$593,445
ABS Other	—	1,495,095	1,149,776	(c)	2,644,871
All Other Non-Convertible Bonds(a)	—	212,996,906	—		212,996,906

Total Non-Convertible Bonds	—	215,076,245	1,158,977		216,235,222

Convertible Bonds(a)	—	4,657,446	—		4,657,446
Municipals(a)	—	1,179,157	—		1,179,157

Total Bonds and Notes	—	220,912,848	1,158,977		222,071,825

Collateralized Loan Obligations	—	854,319	—		854,319
Common Stocks(a)	15,420,180	—	—		15,420,180
Preferred Stocks
Convertible Preferred Stocks
Energy	—	—	—	(d)	—
Food & Beverage	—	30,568	—		30,568
All Other Convertible Preferred Stocks(a)	1,973,301	—	—		1,973,301

Total Convertible Preferred Stocks	1,973,301	30,568	—		2,003,869

Non-Convertible Preferred Stocks(a)	—	207,079	—		207,079

Total Preferred Stocks	1,973,301	237,647	—		2,210,948

Short-Term Investments	—	10,822,540	—		10,822,540

Total	$17,393,481	$232,827,354	$1,158,977		$251,379,812

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued by the Fund’s adviser.

(c) Valued using broker-dealer bid prices.

(d) Includes a security fair valued at zero by the Fund’s adviser using level 3 inputs.

39  |

Notes to Financial Statements – continued

December 31, 2020

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2020 and/or December 31, 2020:

Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2020		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2020		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2020
Bonds and Notes
Non-Convertible Bonds
ABS Other	$26,487,320	(a)	$—	$195	$67,687	$371,202	$(584,917)	$—	$—	$26,341,487	(a)	$(15,229)
Finance Companies	994,938		400	—	210,162	—	—	—	—	1,205,500		210,162
Common Stocks
Oil, Gas & Consumable Fuels	133,992	(a)	—	(2,950,992)	2,817,000	4,623,706	—	—	—	4,623,706	(a)	—
Preferred Stocks
Convertible Preferred Stocks
Energy	—	(a)	—	—	—	—	—	—	—	—	(a)	—
Warrants	8,436		—	—	5,268,601	—	—	4,957,037	—	10,234,074		5,268,601

Total	$27,624,686		$400	$(2,950,797)	$8,363,450	$4,994,908	$(584,917)	$4,957,037	$—	$42,404,767		$5,463,534

(a) Includes a security fair valued at zero by the Fund’s adviser using Level 3 inputs.

Warrants valued at $4,957,037 were transferred from Level 2 to Level 3 during the period ended December 31, 2020. At December 31, 2019, this security was valued on the basis of closing bid quotations furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2020, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2020		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2020		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2020
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$9,826		$—	$16	$105	$—	$(746)	$—	$—	$9,201		$8
ABS Other	1,149,776		—	—	—	—	—	—	—	1,149,776		—
Preferred Stocks
Convertible Preferred Stocks
Energy	—	(a)	—	—	—	—	—	—	—	—	(a)	—

Total	$1,159,602		$—	$16	$105	$—	$(746)	$—	$—	$1,158,977		$8

(a) Includes a security fair valued at zero by the Fund’s adviser using Level 3 inputs.

4.  Purchases and Sales of Securities. For the period ended December 31, 2020, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Bond Fund	$551,607,938	$1,003,976,251	$1,499,004,598	$2,182,148,114
Investment Grade Fixed Income Fund	23,856,326	20,229,394	61,233,987	45,575,096

|  40

Notes to Financial Statements – continued

December 31, 2020

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $3 Billion	Next $12 Billion	Next $10 Billion	Over $25 Billion
Bond Fund	0.60%	0.50%	0.49%	0.48%
Investment Grade Fixed Income Fund	0.40%	0.40%	0.40%	0.40%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2022, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, are net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the period ended December 31, 2020, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class	Class N
Bond Fund	0.67%	0.92%	1.17%	0.62%
Investment Grade Fixed Income Fund	0.55%	—	—	—

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the period ended December 31, 2020, the management for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Bond Fund	$12,121,027	$—	$12,121,027	0.53%	0.53%
Investment Grade Fixed Income Fund	237,554	68,314	169,240	0.40%	0.28%

For the period ended December 31, 2020, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Class N	Total
Bond Fund	$75,906	$16,860	$569	$—	$93,335

1Waiver/expense reimbursements are subject to possible recovery until December 31, 2021.

Expense reimbursements represent less than 0.01% of net assets for each class of Bond Fund.

No expenses were recovered for either Fund during the period ended December 31, 2020 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees. Natixis Distribution, L.P. (“Natixis Distribution”) which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

41  |

Notes to Financial Statements – continued

December 31, 2020

Pursuant to Rule 12b-1 under the 1940 Act, Bond Fund has adopted Distribution Plans relating to the Fund’s Retail Class shares (the “Retail Class Plan”) and Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plan, Bond Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

Under the Admin Class Plan, Bond Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sales of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Bond Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the period ended December 31, 2020, the service and distribution fees for Bond Fund were as follows:

Service Fees	Distribution Fees
Admin Class	Retail Class	Admin Class
$31,803	$929,039	$31,803

c.  Administrative Fees. Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

For the period ended December 31, 2020, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Bond Fund	$954,262
Investment Grade Fixed Income Fund	25,864

d.  Sub-Transfer Agent Fees. Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the period ended December 31, 2020, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for Bond Fund were $1,461,243.

As of December 31, 2020, Bond Fund owes Natixis Distribution $70,949 in reimbursements for sub-transfer agent fees (which are reflected in the Statement of Assets and Liabilities as payable to distributor).

Sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee

|  42

Notes to Financial Statements – continued

December 31, 2020

at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trust.

f.  Affiliated Ownership. As of December 31, 2020, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of Bond Fund representing 0.36% of the Fund’s net assets.

g.  Affiliated Transactions. As a result of a business restructuring, Bond Fund received common shares of Lonestar Resources U.S., Inc. (the “Company”) constituting more than 5% of the voting securities of the Company. As such, the Company is considered to be an affiliate at December 31, 2020. A summary of affiliated transactions for the period ended December 31, 2020, is as follows:

	Beginning Value	Purchase Cost		Sales Proceeds	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Ending Value	Investment Income
Lonestar Resources U.S., Inc.	$—	$4,623,706	*	$—	$—	$—	$—	$4,623,706	$—

*	Represents basis assigned upon receipt in a taxable restructuring.

6.  Class-Specific Transfer Agent Fees and Expenses. Transfer agent fees and expenses for Bond Fund attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the period ended December 31, 2020, Bond Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class	Class N
Bond Fund	$1,237,556	$275,322	$9,426	$2,178

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the period ended December 31, 2020, neither Fund had borrowings under this agreement.

43  |

Notes to Financial Statements – continued

December 31, 2020

8.  Risk. Global markets have experienced periods of high volatility triggered by the ongoing public health emergency known as coronavirus (“Covid-19”). As the situation continues, the extent and duration of the impact that the Covid-19 outbreak may have on financial markets and the economy as a whole remains highly uncertain. If the effects of the Covid-19 outbreak on financial markets and the economy continue for an extended period of time, the Funds’ future financial and investment results may be adversely affected.

9.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2020, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage of Ownership
Investment Grade Fixed Income Fund	8	59.59%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

10.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Bond Fund

	Period Ended December 31, 2020(a)		Year Ended September 30, 2020

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	17,958,709	$240,258,146	120,708,487	$1,570,749,463
Issued in connection with the reinvestment of distributions	7,237,580	97,312,891	17,523,667	232,268,672
Redeemed	(46,174,027)	(616,268,376)	(220,002,206)	(2,875,026,445)

Net change	(20,977,738)	$(278,697,339)	(81,770,052)	$(1,072,008,310)

Retail Class
Issued from the sale of shares	2,112,564	$28,122,287	14,844,566	$195,224,157
Issued in connection with the reinvestment of distributions	1,659,270	22,184,198	4,247,554	56,079,112
Redeemed	(8,156,547)	(108,572,252)	(54,570,868)	(707,245,691)

Net change	(4,384,713)	$(58,265,767)	(35,478,748)	$(455,942,422)

Admin Class
Issued from the sale of shares	141,005	$1,869,144	988,190	$12,986,806
Issued in connection with the reinvestment of distributions	55,811	743,230	153,962	2,026,396
Redeemed	(409,265)	(5,417,629)	(3,417,499)	(43,720,128)

Net change	(212,449)	$(2,805,255)	(2,275,347)	$(28,706,926)

Class N
Issued from the sale of shares	5,413,969	$72,589,711	44,607,296	$587,746,459
Issued in connection with the reinvestment of distributions	1,031,794	13,856,012	2,000,372	26,407,717
Redeemed	(5,062,581)	(67,300,804)	(15,755,871)	(206,225,396)

Net change	1,383,182	$19,144,919	30,851,797	$407,928,780

Decrease from capital share transactions	(24,191,718)	$(320,623,442)	(88,672,350)	$(1,148,728,878)

(a)	For the period October 1, 2020 through December 31, 2020.

|  44

Notes to Financial Statements – continued

December 31, 2020

10.  Capital Shares – continued

	Bond Fund

	Year Ended September 30, 2019

Institutional Class	Shares	Amount
Issued from the sale of shares	114,880,589	$1,536,762,571
Issued in connection with the reinvestment of distributions	22,980,553	307,097,798
Redeemed	(212,391,166)	(2,831,530,285)

Net change	(74,530,024)	$(987,669,916)

Retail Class
Issued from the sale of shares	15,929,615	$212,676,780
Issued in connection with the reinvestment of distributions	6,000,286	79,721,992
Redeemed	(60,037,841)	(797,894,770)

Net change	(38,107,940)	$(505,495,998)

Admin Class
Issued from the sale of shares	1,157,656	$15,385,127
Issued in connection with the reinvestment of distributions	264,817	3,500,482
Redeemed	(4,266,412)	(56,394,526)

Net change	(2,843,939)	$(37,508,917)

Class N
Issued from the sale of shares	10,314,319	$138,677,808
Issued in connection with the reinvestment of distributions	1,364,601	18,225,344
Redeemed	(10,030,579)	(134,939,664)

Net change	1,648,341	$21,963,488

Decrease from capital share transactions	(113,833,562)	$(1,508,711,343)

	Investment Grade Fixed Income Fund

	Period Ended December 31, 2020(a)		Year Ended September 30, 2020

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	1,437,694	$17,904,133	2,019,833	$25,209,066
Issued in connection with the reinvestment of distributions	814,976	10,137,526	586,707	7,179,359
Redeemed	(349,545)	(4,465,800)	(7,736,662)	(93,509,476)

Net change	1,903,125	$23,575,859	(5,130,122)	$(61,121,051)

Increase (decrease) from capital share transactions	1,903,125	$23,575,859	(5,130,122)	$(61,121,051)

(a) For the period October 1, 2020 through December 31, 2020.

	Year Ended September 30, 2019

Institutional Class	Shares	Amount
Issued from the sale of shares	3,715,904	$44,596,334
Issued in connection with the reinvestment of distributions	744,228	8,846,688
Redeemed	(3,321,935)	(39,589,135)

Net change	1,138,197	$13,853,887

Increase (decrease) from capital share transactions	1,138,197	$13,853,887

45  |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund (two of the funds constituting Loomis Sayles Funds I, hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations for the three month period ended December 31, 2020 and for the year ended September 30, 2020, the statements of changes in net assets for the three month period ended December 31, 2020 and for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for the three month period ended December 31, 2020 and for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the three month period ended December 31, 2020 and for the year ended September 30, 2020, the changes in each of their net assets for the three month period ended December 31, 2020 and for each of the two years in the period ended September 30, 2020, and each of the financial highlights for the three month period ended December 31, 2020 and for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2021

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

|  46

2020 U.S. Tax Distribution Information to Shareholders (unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended December 31, 2020, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Bond Fund	2.22%
Investment Grade Fixed Income	3.69%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2020.

Fund	Amount
Bond Fund	$35,454,933
Investment Grade Fixed Income	7,337,537

Qualified Dividend Income. For the fiscal year ended December 31, 2020, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2020, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Bond Fund	13.48%
Investment Grade Fixed Income	9.91%

47  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust/Trusts and are available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Edmond J. English (1953)	Trustee since 2013 Chairperson of Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired	54 Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Retired	54 Director of Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	54 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Chairperson of the Board of Trustees since January 2021 Trustee since 2009 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)

54

Trustee, Eastern Bank (bank); Director of Apartment Investment and Management Company (real estate investment trust); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)

Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee and Governance Committee Member	Retired; formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

49  |

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustees

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L. P.	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 Executive Vice Presiden since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST
Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer Chief Compliance Officer and Anti-Money Laundering Officer	Since 2016 Since 2020	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Edmond J. English, Mr. Martin T. Meehan, Mr. Peter J. Smail and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees	Audit-related fees	Tax fees[1]	All other fees
	10/1/20-12/31/20	10/1/20-12/31/20	10/1/20-12/31/20	10/1/20-12/31/20
Loomis Sayles Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund	$81,892	$—	$6,482	$—

1.	Tax fees consist of:

2020 – Review of Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2020 were $6,482.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and entities controlling, controlled by or under common control with Loomis Sayles (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	10/1/20-12/31/20	10/1/20-12/31/20	10/1/20-12/31/20
Control Affiliates	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis Sayles and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

10/1/20-12/31/20
Control Affiliates	$1,646

None of the services described above were approved pursuant to paragraph (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Registrant and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit-related and tax services. This approval is subject to review by the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds I

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2021

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer and Principal Financial and Accounting Officer
Date:	February 22, 2021